EX-10.1

OLSWANG  90 High Holborn   T +44 (0) 20 7067 3000   Regulated by the Law Society
         London WC1V 6XX   F +44 (0) 20 7067 3999
         www.olswang.com   DX 37972 Kingsway



                                                                            2006



PLACING AGREEMENT











(1) TURBOTEC PRODUCTS PLC
(2) EXECUTIVE DIRECTORS
(3) NON-EXECUTIVE DIRECTOR
(4) THERMODYNETICS, INC.
(5) DAWNAY, DAY CORPORATE FINANCE LIMITED
(6) DAWNAY, DAY CAPITAL MARKETS

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Contents


CLAUSE                                                                      PAGE


1.       DEFINITIONS AND INTERPRETATION________________________________________2

2.       APPOINTMENTS__________________________________________________________7

3.       APPLICATION FOR ADMISSION_____________________________________________8

4.       CONDITIONS____________________________________________________________8

5.       DELIVERY AND RELEASE OF DOCUMENTS____________________________________10

6.       ANNOUNCEMENTS________________________________________________________10

7.       SUPPLEMENTARY ADMISSION DOCUMENTS____________________________________11

8.       THE SUBSCRIPTION SHARES______________________________________________12

9.       THE SALE SHARES______________________________________________________12

10.      PLACING______________________________________________________________15

11.      SETTLEMENT AND REGISTRATION__________________________________________15

12.      COMMISSIONS, FEES AND EXPENSES_______________________________________16

13.      VAT__________________________________________________________________17

14.      REPRESENTATIONS AND WARRANTIES_______________________________________17

15.      EXCLUSION OF DDCF'S AND DDCM'S LIABILITY AND INDEMNITY_______________17

16.      LIMITS ON LIABILITY__________________________________________________17

17.      TERMINATION__________________________________________________________17

18.      SERVICE AGREEMENTS___________________________________________________17

19.      CONTINUING OBLIGATIONS_______________________________________________17

20.      UNDERTAKINGS WITH RESPECT TO SHARES__________________________________17

21.      THIRD PARTY RIGHTS___________________________________________________17

22.      TIME OF THE ESSENCE__________________________________________________17

23.      NOTICES______________________________________________________________17

24.      FURTHER ASSURANCE____________________________________________________17

25.      AMENDMENTS___________________________________________________________17

26.      WAIVERS AND REMEDIES_________________________________________________17

27.      ASSIGNMENT___________________________________________________________17

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28.      ENTIRE AGREEMENT_____________________________________________________17

29.      GOVERNING LAW AND JURISDICTION_______________________________________17

30.      EXCLUSION OF CLIENT RELATIONSHIP_____________________________________17

31.      EXECUTION____________________________________________________________17

SCHEDULE 1
         The Directors
         PART I:  The Executive Directors_____________________________________17
         PART II:  The Non-executive Director_________________________________17

SCHEDULE 2
         Warranties
         PART I_______________________________________________________________17
         PART II______________________________________________________________17
         PART III_____________________________________________________________17

SCHEDULE 3
         Certificate under Clause 4.2.6_______________________________________17

SCHEDULE 4
         Documents to be Delivered to DDCF____________________________________17

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THIS AGREEMENT is made on                                                   2006

BETWEEN:

(1)      TURBOTEC  PRODUCTS  PLC a company  incorporated  in  England  and Wales
         (Company No. 5593339), whose registered office is at c/o Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU (the "COMPANY");

(2)      The several  persons whose names and business  addresses are set out in
         Part I of schedule 1 (each an "EXECUTIVE DIRECTOR" and collectively the "EXECUTIVE DIRECTORS");

(3)      The  person  whose name and  business  address is set out in Part II of schedule 1 (the "NON-EXECUTIVE DIRECTOR");

(4) THERMODYNETICS, INC. a company incorporated in the state of Delaware under the Delaware General Corporation Law whose principal place of business is at 651 Day Hill Road, Windsor, Connecticut 06095-1714, USA ("TDYT");

(5) DAWNAY, DAY CORPORATE FINANCE LIMITED (Company No. 1154048) whose registered office is at 15 Grosvenor Gardens, London SW1W 0BD ("DDCF"); and

(6) DAWNAY, DAY CAPITAL MARKETS a division of DAWNAY, DAY BROKERS LIMITED (Company No. 4397988) whose registered office is at 15 Grosvenor Gardens, London SW1W 0BD ("DDCM").

RECITALS:

(A)      The Company is a public company limited by shares.

(B) At the date of this agreement the authorised share capital of the Company is (pound)200,000 divided into 20,000,000 ordinary shares of 1p each of which 10,009,590 ordinary shares are in issue.

(C) In reliance on the various representations, warranties, undertakings and indemnities set out in this agreement, DDCF has agreed to act as nominated adviser in connection with the application for Admission and the Placing.

(D) In reliance on the various representations, warranties, undertakings and indemnities set out in this agreement, DDCM has agreed to act as broker in connection with the Placing.

(E) The Company proposes to seek subscribers for the Subscription Shares and TDYT proposes to sell the Sale Shares.

(F) On the terms and subject to the conditions contained in this agreement DDCM has agreed:

         (1) as agent for the Company to use its reasonable endeavours to procure subscribers for the Subscription Shares; and

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         (2)      as agent for TDYT, to use its reasonable endeavours to procure purchasers for the Sale Shares.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this agreement the following expressions shall have the following meanings (except where the context otherwise requires):

         "ACT"                          the Companies Act 1985;

         "ADMISSION"                    admission  of the  whole  of  the  share
                                        capital of the Company, issued and to be issued in connection with the Placing, to trading on AIM and references to Admission becoming effective are to be construed in accordance with Rule 6 of the AIM Rules;

         "ADMISSION DOCUMENT"           the  document  in the agreed  form to be
                                        published  by the Company  under the AIM
                                        Rules;

         "ADVERSE INTEREST"             any claim, equity, lien, charge,  trust,
                                        encumbrance or other adverse right or interest of any kind;

         "ACCOUNTS DATE"                31 March 2005;

         "AIM"                          AIM,  a  market  of  the  London   Stock
                                        Exchange;

         "AIM RULES"                    the  AIM   Rules   for   companies   and
                                        nominated   advisers  published  by  the
                                        London Stock Exchange;

         "ANNOUNCEMENT DATE"            the   date   of   publication   of   the
                                        preliminary announcement of the results of the Company for the financial period ending on 31 December 2006;

         "ARTICLES OF ASSOCIATION"      the articles of  association  adopted by
                                        the Company by a written resolution dated 8 April 2006;

         "BOARD" the board of directors of the Company from time to time or a duly authorised committee of it;

         "BUSINESS DAY"                 a day (not being a  Saturday  or Sunday)
                                        on which banks in London are open for general business;

         "CITIZENS BANK"                Citizens Bank of Massachusetts;

         "CITY CODE"                    the City Code on Take-overs  and Mergers
                                        issued by the Panel on Take-overs and Mergers;

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         "COMMENCEMENT OF DEALINGS"     commencement of dealings in the Ordinary
                                        Shares on AIM;

         "CONDITIONS"                   each  of  the   conditions  set  out  in
                                        clauses 4.1 and 4.2;

         "CREST" the system enabling securities to be held and transferred in dematerialised form operated by CRESTCo;

         "CREST ACCOUNT"                a securities account held within CREST;

         "CRESTCO"                      CRESTCo Limited;

         "CREST REGULATIONS"            the      Uncertificated       Securities
                                        Regulations 2001;

         "CREST RULES"                  the rules made by CRESTCo  with  respect
                                        to CREST;

         "DIRECTORS"                    the directors of the Company whose names
                                        are set out in schedule 1;

         "DUE DILIGENCE REPORTS"        the legal due  diligence  reports on (i)
                                        Turbotec  Products,  Inc. dated 28 April
                                        2006  prepared by Seyfarth  Shaw LLP and
                                        (ii) on the Company  dated 28 April 2006
                                        prepared  by  Nabarro  Nathanson,   each
                                        addressed to the Company, DDCM and DDCF;

         "ENCUMBRANCE"                  a  mortgage,   charge,   pledge,   lien,
                                        option,  restriction,   right  of  first
                                        refusal,  right of  pre-emption or other
                                        third party right,  interest or claim of
                                        any kind,  or any other  encumbrance  or
                                        security    interest    of   any    kind
                                        (including,   without  limitation,   any
                                        liability  imposed or right conferred by
                                        or under any  legislation)  or any other
                                        type   of    preferential    arrangement
                                        (including,  without limitation, a title
                                        transfer   or   retention   arrangement)
                                        having similar effect;

         "ENGAGEMENT LETTER"            the letter dated 10 March 2006 from DDCF
                                        and DDCM to the Company and TDYT setting
                                        out the  terms on which it agreed to act
                                        for the Company in  connection  with the
                                        application   for   Admission   and  the
                                        Placing;

         "FINANCIAL STATEMENTS"         the financial  statements of the Company
                                        and its subsidiaries as set out in the Short Form Report;

         "FSMA"                         the  Financial  Services and Markets Act
                                        2000;

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         "GROUP"                        the Company  and each of its  subsidiary
                                        undertakings and "GROUP COMPANY" means any of them;

         "IN ALL MATERIAL RESPECTS"     in all respects  material in the context
                                        of the Placing;

         "IN ANY MATERIAL RESPECT"      in any respect  which is material in the
                                        context of the Placing;

         "INTERIM ACCOUNTS"             the   unaudited   interim   results   of
                                        Turbotec Products, Inc for the 9 month period ended 31 December 2005;

         "INVESTOR PRESENTATION"        the   presentation  by  the  Company  to
                                        potential Placees in the agreed form;

         "LONDON STOCK EXCHANGE"        London Stock Exchange plc;

         "LONG FORM REPORT"             the long form  report on the Group dated
                                        28 April 2006  prepared by the Reporting
                                        Accountants   and   addressed   to   the
                                        Company, DDCF and DDCM;

         "MATERIAL NEW FACTOR,          means a material new factor,  mistake or
         MISTAKE OR INACCURACY"         inaccuracy  to which the notes to Rule 3
                                        as set out in Part Two - Guidance Notes of the AIM Rules applies in the context of the Placing;

         "ORDINARY SHARES"              ordinary   shares  of  1p  each  in  the
                                        capital of the Company;

         "PATHFINDER  ADMISSION         the  draft  Admission  Document  dated 8
         DOCUMENT"                      April 2006;

         "PLACEE" a person whom DDCM procures to take Placing Shares under the Placing;

         "PLACING"                      the placing of the Placing Shares on the
                                        basis described in this agreement;

         "PLACING DOCUMENTS"            the  Admission  Document and the Placing
                                        Letter each in the agreed form;

         "PLACING LETTER"               the   placing   letter   and   form   of
                                        confirmation in the agreed form to be issued by DDCM;

         "PLACING PRICE"                the price of 85p per Placing Share;

         "PLACING SHARES"               the  Subscription  Shares  and the  Sale
                                        Shares;

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         "PRE-ADMISSION ANNOUNCEMENT"   the pre-admission  announcement required
                                        to be made by the Company under Rule 2 of the AIM Rules;

         "PRESS ANNOUNCEMENT"           the  press  announcement  in the  agreed
                                        form  supplementing  the  information in
                                        the      Pre-Admission      Announcement
                                        concerning the Placing and Admission;

         "PROTECTED PERSONS"            in   respect   of   DDCF,   any   parent
                                        undertaking   of  DDCF,  any  subsidiary
                                        undertaking  of  DDCF  or  of  any  such
                                        parent  undertaking and their respective
                                        shareholders,    directors,    officers,
                                        employees  and  agents and in respect of
                                        DDCM,  any parent  undertaking  of DDCM,
                                        any subsidiary undertaking of DDCM or of
                                        any such  parent  undertaking  and their
                                        respective   shareholders,    directors,
                                        officers,    employees    and    agents;

         "REGISTRAR"                    Capita  Registrars,   The  Registry,  34
                                        Beckenham Road, Beckenham, Kent BR3 4TU;

         "REGISTRAR'S AGREEMENT"        means the letter  agreement  issued on 6
                                        April 2006 and accepted on 21 April 2006
                                        and made between the  Registrars and the
                                        Company  pursuant  to which the  Company
                                        appointed   the   Registrars   and   the
                                        Registrars accepted such appointment;

         "REGULATION S"                 means the general rules and  regulations
                                        promulgated under the US Securities Act with that title;

         "REORGANISATION"               the  re-registration of the Company as a
                                        public   limited    company    following
                                        completion   of   the   Share   Exchange
                                        Agreement;

         "REPORTING ACCOUNTANTS"        MRI  Moores  Rowland  LLP  of 3  Sheldon
                                        Square, London, W2 6PS;

         "SALE SHARES"                  2,797,183  Ordinary Shares to be sold by
                                        TDYT pursuant to this agreement;

         "SDRT"                         stamp duty reserve tax;

         "SHARE EXCHANGE AGREEMENT"     the  agreement for the sale and purchase
                                        of the entire issued share capital of Turbotec Products, Inc. between TDYT and the Company;

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         "SHORT FORM REPORTS"           the accounting  reports on the Group set
                                        out in the Admission Document;

         "STAMP DUTY"                   United Kingdom stamp duty;

         "SUBSCRIPTION SHARES"          2,797,183  new  Ordinary  Shares  to  be
                                        allotted   and  issued  to   subscribers
                                        pursuant to this agreement;

         "SUPPLEMENTARY ADMISSION       any  supplementary   admission  document
         DOCUMENT"                      published by the Company pursuant to the
                                        notes to Rule 3 as set out in Part Two -
                                        Guidance Notes of the AIM Rules which is
                                        supplementary to the Admission  Document
                                        (or   to   any   previously    published
                                        admission    document    which   is   so
                                        supplementary);

         "TAX" means all forms of taxation, duty, rate, impost, contribution, charge or levy (in the nature of taxation) imposed by any competent taxing body, authority or analogous body in the United Kingdom, the United States or elsewhere, including any interest, surcharge, penalty or fine in relation to any of them;

         "TAX WARRANTIES"               the Warranties in paragraph 14 of Part I
                                        of schedule 2;

         "UNITED STATES"                means the United  States of America each
                                        of  its  States,   its  territories  and
                                        possessions    and   the   District   of
                                        Columbia;

         "US SECURITIES ACT"            means the United States  Securities  Act
                                        of 1933 (as amended) and all regulations made thereunder;

         "VERIFICATION NOTES"           the  verification  notes  in the  agreed
                                        form,   including   the  copies  of  the
                                        documents   cited  in  response  to  the
                                        questions contained in the notes in relation to the Admission Document, the Pathfinder Admission Document and the
                                        Investor Presentation;

         "VAT"                          United Kingdom value added tax;

         "WARRANTIES"                   the  representations  and warranties set
                                        out in clause 14 and schedule 2; and

         "WORKING CAPITAL REPORT"       the  cash  flow  and   working   capital
                                        projections relating to the Group in the agreed form.

1.2 The words "subsidiary undertaking" and "parent undertaking" have the meanings given to them by section 258 of the Act.

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1.3      Any reference to a person being  connected with another person is to be construed in accordance with section 839 of the Income and Corporation Taxes Act 1988.

1.4 References to an uncertificated share or to a share being in uncertificated form shall mean a share which is or is to be recorded in the Operator Register of Members (as defined in the CREST Regulations), and any reference to a certificated share shall mean any share of the Company other than an uncertificated share.

1.5 The liabilities of each of the Directors bind their respective personal representatives.

1.6 Any reference to a document being in an "agreed form" is to the form of the relevant document agreed between the Company and DDCF and initialled by them, or on their behalf, in each case with such amendments as may be agreed in accordance with clause 25.

1.7 Any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.8 Any reference to the awareness, knowledge, information or belief of any person or any similar expression shall be deemed to include a statement that it has been made after due and careful enquiry into the relevant subject matter.

1.9 References to any particular legislation shall include all orders, regulations and subordinate legislation made under or with respect to that legislation and shall be construed as referring to such legislation as amended and in force and to any legislation which re-enacts or consolidates (with or without modification) any such legislation, in each case prior to the date hereof. For these purposes "legislation" includes any rule, regulation or requirement of the London Stock Exchange, the Financial Services Authority and any other body or authority acting under the authority of any legislation.

1.10     Any reference to a time of the day is to London time.

1.11 References to recitals, clauses and schedules are references to the recitals, clauses and schedules of this agreement (except where the context otherwise requires).

1.12 The schedules form part of this agreement and shall have effect as if set out in full in the body of this agreement and any reference to this agreement includes the schedules.

1.13     The headings in this agreement do not affect its interpretation.

2.       APPOINTMENTS

2.1 The Company confirms to DDCF and DDCM that it has appointed the Registrar to act in connection with the Placing in the terms of the letter to be delivered to DDCF under clause 5.1 and schedule 4 and that such appointment has been accepted.

2.2 The Company will provide each of DDCF and DDCM and the Registrar with all authorisations and information necessary to enable them to perform their respective duties in accordance with and as contemplated by this agreement, the Placing

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         Documents and any other document in connection  with the Placing of the
         Subscription Shares and will authorise the Registrar to act in accordance with the instructions of any director of DDCF or DDCM or of any person so authorised by any such director.

3.       APPLICATION FOR ADMISSION

3.1 The Company confirms that it has authorised and instructed DDCF to make an application to the London Stock Exchange for Admission of the Ordinary Shares to trading on AIM.

3.2 The Company shall at its own expense do or procure to be done all such acts and things, provide all information, give all undertakings, pay all fees and execute all such documents as may reasonably be required in connection with the applications referred to in clause 3.1.

3.3 DDCF shall give to the Company all such assistance as the Company may reasonably require in connection with the application for Admission.

4.       CONDITIONS

4.1 The obligations of DDCF and DDCM (as the case may be) under clause 10.1 are subject to fulfilment of the following conditions by not later than
         5.00 p.m. on the date of this agreement (or such later time and/or date as DDCF (having consulted with DDCM) and the Company shall agree in writing):

         4.1.1 publication of the Admission Document in accordance with clause 5.2; and

         4.1.2 the Company having complied with its obligations under clauses 2 (Appointments), 3 (Application for Admission) and 5.1 (Delivery and release of Documents) to the extent that those obligations fall to be performed prior to the time previously referred to in this clause 4.1.

4.2 The obligations of DDCF and/or DDCM (as the case may be) under clauses 8.2, 9.2 and 10.3 are subject to fulfilment of the following conditions by not later than 8.00 a.m. on 15 May 2006 (or such later time and/or date as DDCF (having consulted with DDCM) and the Company shall agree in writing, not being later than 30 June 2006):

         4.2.1 satisfaction of the conditions set out in clause 4.1 by the date and time specified in that clause (or such later time and/or date as DDCF and the Company shall agree in writing);

         4.2.2 an electronic version of the Admission Document being submitted to the London Stock Exchange by the Company as required by Rule 5 of the AIM Rules together with the application form for admission and the fee payable in respect of the application (with the accompanying declaration from DDCF under Rule 39 of the AIM Rules) by not later than 8 May 2006;

         4.2.3 the Company complying with all other of its obligations under clause 6 and the AIM Rules (in so far as such obligations are not the responsibility of DDCF

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                  under this agreement) as to the  publication and  availability of the Admission Document;

         4.2.4 the London Stock Exchange having agreed to admit the Ordinary Shares to trading on AIM;

         4.2.5 DDCM having received Placing Letters from Placees duly completed and executed in all respects pursuant to which DDCM has procured subscribers for all the Subscription Shares and purchasers for all the Sale Shares and receipt of funds from Placees except where settling on a delivery versus payment basis;

         4.2.6 the Company delivering to DDCF and DDCM at close of business on the last business day prior to the date referred to in this clause 4.2 a certificate signed by the Company, TDYT and each Director (or on behalf of each Director) in the form set out in schedule 3 and a certified copy of the minutes of the Board evidencing the conditional allotment of the Subscription Shares under clause 11.1;

         4.2.7 DDCF (having consulted with DDCM) not having exercised any rights which it may have to terminate its and DDCM's obligations under this agreement prior to Admission under clause 17;

         4.2.8 completion of the Share Exchange Agreement having occurred in accordance with its terms;

         4.2.9 completion of revised banking arrangements between, inter alia, Citizens Bank, TDYT and Turbotec Products, Inc. subject only to receipt of funds by Citizens Bank in accordance with a letter agreement dated 25 April 2006 from Riemer & Braunstein LLP; and

         4.2.10 Admission becoming effective by 8.00 a.m. on 15 May 2006 or such later time and/or date as DDCF (having consulted with DDCM) and the Company shall agree in writing, not being later than 30 June 2006.

4.3 The Company and the Directors shall use their respective reasonable endeavours to procure that each of the Conditions is satisfied by not later than the time and date specified for its fulfilment (or such later time or date as DDCF and the Company shall agree in writing in accordance with clause 4.1 or 4.2 (as appropriate)).

4.4 If any of the Conditions is not fulfilled (or waived by DDCF) on or before the time and/or date specified for its fulfilment (or such later time as DDCF and the Company agree in writing in accordance with clause
         4.1 or 4.2 (as appropriate)) or if any such Condition becomes incapable of being fulfilled and DDCF notifies the Company that it will not waive such condition, clause 17.3 shall apply as if the non-fulfilment of the relevant Condition had been an event permitting DDCF to terminate its obligations under this agreement within clause 17.1 and, except to the extent specified in clause 17.3, the obligations of the parties under this agreement shall cease.

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5.       DELIVERY AND RELEASE OF DOCUMENTS

5.1 The Company shall ensure that DDCF and DDCM receive the documents listed in schedule 4 on or before the time(s) specified in that schedule for the delivery of them.

5.2      The Company shall procure that:

         5.2.1    the  Admission  Document is  published  as required by the AIM
                  Rules;

         5.2.2 sufficient copies of the Admission Document are made available at the registered office of the Company; and

         5.2.3 the documents stated in the Admission Document as being available for inspection shall be made available for inspection in accordance with the provisions of the Admission Document.

5.3 The Company and/or TDYT shall deliver or cause to be delivered to DDCF and/or DDCM such other information and documents as DDCF or DDCM may reasonably require in order to discharge its obligations under this agreement and otherwise in connection with the Placing. In particular, the Company shall deliver to DDCF and DDCM such numbers of the Admission Document as it shall require in order that it might distribute the same to such institutional and other investors as they in their sole discretion determine.

5.4 The Company, the Directors and TDYT agree with and acknowledge to DDCF and DDCM that neither DDCF, DDCM, any other Protected Person or any of their professional advisers, shall be responsible to the Company or to the Directors for verifying the accuracy and/or fairness of any information published in the Admission Document or those documents otherwise published by the Company in connection with the Placing.

6.       ANNOUNCEMENTS

6.1 Each party to this agreement (other than DDCF and DDCM) undertakes that during the period commencing on the date of this agreement and ending on Admission or, as the case may be, after the date on which this agreement terminates or fails to become unconditional, it will not, and to the extent it is within its control, it will procure that no other person will, make any public announcement or public communication concerning the Company or any other Group Company, the Placing, the Placing Documents or the Placing Shares without the prior written consent of any director or managing director of DDCF, provided that this clause shall not apply to:

         6.1.1 any announcement or written communication under clause 6.2 or otherwise required by the AIM Rules, the London Stock Exchange, the Financial Services Authority or other competent regulatory body or as required by law;

         6.1.2 any announcement made by DDCF or DDCM which they consider is required for the proper discharge of their duties as the nominated adviser and/or broker (as the case may be);

         6.1.3 any announcement or written communication which DDCF has previously agreed in writing may be released (such agreement not to be unreasonably withheld or delayed) and any statement written or oral made at a press conference or presentation organised or attended by a representative of DDCF insofar as it is based on and is consistent with the information contained in the Admission Document;

         6.1.4 the provision of the Investor Presentation to such persons who DDCF may approve or who attend presentations arranged by DDCF; or

         6.1.5 (subject to prior consultation with DDCF) any announcement or written confirmation that TDYT is required to make by the regulatory body relevant to TDYT or as required by law.

6.2 The Company undertakes to DDCF to make all such announcements concerning the Company and/or the Placing as shall be necessary to comply with the AIM Rules and DDCF reserves the right (following consultation with the Company) to make any such announcement if the Company fails (in the reasonable opinion of DDCF) to fulfil its obligations under this clause 6.2 as soon as reasonably practicable.

6.3 The Company will discuss with DDCF any public announcement or communication which any person proposes to make or publish within clauses 6.1.1 or 6.2 (and will have due regard to the comments of DDCF).

7.       SUPPLEMENTARY ADMISSION DOCUMENTS

7.1 The Company and each Director severally undertakes to notify DDCF and DDCM immediately on becoming aware at any time up to the Commencement of Dealings of any matter which:

         7.1.1 indicates that a material new factor, mistake or inaccuracy relating the information contained in the Admission Document has arisen or may arise such that a Supplementary Admission Document is or may be required by the notes to Rule 3 as set out in Part Two - Guidance Notes of the AIM Rules or is otherwise material or required to make the statements in the Admission Document not misleading in any material respect; or

         7.1.2 is or might be material in the context of any assumption or other matter relevant to any forecast or statement about prospects in the Admission Document; or

         7.1.3 indicates that a significant change or new matter has or might have occurred before the Commencement of Dealings.

7.2 DDCF may (acting reasonably) require the Company at the Company's own reasonable expense to:

         7.2.1 prepare a Supplementary Admission Document in such terms as DDCF reasonably require and publish it in such manner as DDCF may require;

         7.2.2 make an announcement in such terms and in such a manner as DDCF may reasonably require;

         7.2.3 despatch a written notice or some other form of communication in such terms and in such manner and to such persons as the DDCF may reasonably require; and/or

         7.2.4 take such other additional or alternative steps as the DDCF may reasonably require,

         in each case at the Company's own expense and in such form as DDCF may reasonably require.

7.3 If a Supplementary Admission Document is published, the representations and Warranties relating to the Admission Document given under clause 14 and Part I of schedule 2 shall be deemed repeated on the date of publication of such Supplementary Admission Document and when so repeated shall be read and construed as if references therein to the Admission Document meant the Admission Document when read together with such Supplementary Admission Document.

8.       THE SUBSCRIPTION SHARES

8.1      The Company:

         8.1.1 irrevocably appoints DDCM as its agent for the purpose of procuring Placees for the Subscription Shares at the Placing Price and otherwise on the terms and subject to the conditions set out in the Placing Documents and any Supplementary Admission Document;

         8.1.2 confers on DDCM all powers, authorities and discretions on behalf of the Company which are necessary for or reasonably incidental to the procuring of Placees for the Subscription Shares or otherwise for giving effect to this agreement including giving any instructions to any of the Registrars which DDCM considers necessary or advisable in the context of the Placing; and

         8.1.3 agrees to ratify and confirm everything which DDCM shall lawfully and properly do or have done in the exercise of such appointment, powers, authorities and discretions.

8.2 DDCM agrees, as agent of the Company, to use its reasonable endeavours to procure subscribers at the Placing Price for the Subscription Shares and otherwise on the terms and subject to the conditions set out in the Placing Documents and this agreement (including satisfaction of the Conditions).

9.       THE SALE SHARES

9.1      TDYT:

         9.1.1 agrees to sell, to such persons as may be nominated by DDCM, with full title guarantee free from any adverse interest and with all rights attaching to them the Sale Shares at the Placing Price in cash and otherwise on the terms and subject to the conditions set out in the Placing Documents;

         9.1.2 irrevocably appoints DDCM as its agent for the purpose of arranging purchasers for the Sale Shares in cash at the Placing Price and otherwise on the terms and subject to the conditions set out in the Placing Documents;

         9.1.3 confirms that the appointment in clause 9.1.2 confers on DDCM all powers, authorities and discretions which are necessary for or reasonably incidental to the procuring of purchasers for the Sale Shares to be sold by TDYT (including the giving of all and any instructions to the Registrar which DDCM considers necessary or advisable in connection with the Placing) and agrees to ratify and confirm everything which DDCM shall lawfully and properly do or have done in the exercise of such appointment, powers, authorities and discretions in accordance with this agreement;

         9.1.4    undertakes:

                  9.1.4.1 not to give any direction to DDCM, the Company or the Directors, and not to take any other action, which is inconsistent with his obligations to DDCM or the authorities conferred by him under this agreement; and

                  9.1.4.2 to keep DDCM fully and effectively indemnified against any loss arising from any breach by TDYT of the warranty made by TDYT in the terms set out in
                           Part III of schedule 2 or of any of TDYT's undertakings in this clause 9.

9.2 DDCM agrees as agent of TDYT, to use its reasonable endeavours to procure purchasers for the Sale Shares at the Placing Price and otherwise on the terms and subject to the conditions set out in the Placing Documents and this agreement (including satisfaction of the Conditions).

9.3 TDYT undertakes to deliver to DDCM immediately following execution of this agreement:

         9.3.1 a share certificate duly issued by the Company in respect of the of Sale Shares; and

         9.3.2 such number of transfer forms as DDCM shall require duly executed in favour of such person(s) as DDCM may nominate in respect of the Sale Shares.

         DDCM shall have the power to complete each such blank transfer form delivered to it under this clause 9.3 with the name(s) of the person or persons to be registered as the holder or holders of some or all of the Sale Shares to which that transfer form relates, and to deliver that transfer form accompanied by the relevant share certificate to the Company or the Registrar for registration, and TDYT irrevocably instructs the Company and the Directors to give effect to such documents and any such application for registration to the exclusion of any instruction they may receive from TDYT after execution of this agreement. If Admission has not occurred by the time and date referred to in clause 4.2.5 or if this agreement is terminated by DDCF (having consulted with DDCM) in accordance with its terms:

         (a) DDCM shall return to TDYT forthwith the documents of title and stock transfer forms delivered to it under this clause 9.3; and

         (b) the instructions and appointments referred to in clause 9.1 will be of no further effect.

9.4 If TDYT fails to comply with its obligations under clause 9.3 any director of DDCM may complete and execute on TDYT's behalf one or more transfer forms in respect of the Sale Shares.

9.5      TDYT:

         9.5.1 irrevocably appoints (by way of security for its obligations under this Agreement) any director of DDCM as its true and lawful attorney in the name and on behalf of TDYT to execute and/or complete on its behalf a transfer form in respect of the Sale Shares to be sold by TDYT under the Placing;

         9.5.2 agrees to ratify everything which any director of DDCM shall lawfully and properly do in the exercise of the appointment in 9.5.1;

         9.5.3 acknowledges and agrees that this power of attorney is given to secure the performance by TDYT of its obligations to DDCM under this agreement within the meaning and for the purposes of section 4 of the Powers of Attorney Act 1971;

         9.5.4 authorises the delivery of this document (or a certified copy of this document) to DDCF, DDCM, their solicitors, the London Stock Exchange and any other person who requires a copy for the purposes of or in connection with the Placing; and

         9.5.5 shall not give any instruction to the Company or the Directors or DDCF or DDCM or take any action which is inconsistent with TDYT's obligations under this agreement which prevents the registration of the Sale Shares in accordance with this clause 9.

9.6 Without prejudice to the other provisions of this clause, for a reasonable period following Admission, and in any event not more than 6 months thereafter, TDYT shall execute such additional documents and do such additional things as are reasonably necessary or desirable to ensure that the Sale Shares are transferred to the relevant Placee immediately following Admission.

9.7 TDYT shall be liable to pay all and any stamp duty and/or SDRT (if any) arising in respect of the sale to and purchase by a Placee, in accordance with the provisions of this agreement, of the Sale Shares at a rate of 50p per (pound)100 (or part thereof) of the value of the Sale Shares at the Placing Price or, as the case may be, stamp duty reserve tax in respect of the Sale Shares sold by it pursuant to this agreement at the rate of 0.5% of the value of the Sale Shares at the Placing Price.

10.      PLACING

10.1 DDCF and/or DDCM shall despatch the Placing Documents and any Supplementary Admission Document to such institutional and other investors as it determines in accordance with clause 10.2.1 but not so as to cause any breach of FSMA.

10.2     DDCF and DDCM (after consultation with the Company) shall have absolute
         discretion   to  determine  all  matters  in  respect  of  the  Placing including:

         10.2.1 the institutional and other investors who are to receive the Placing Documents and any Supplementary Admission Document;

         10.2.2   the identity of the Placees;

         10.2.3 the number (if any) of any Placing Shares which each Placee will acquire;

         10.2.4 the latest time at which Placing Letters may be despatched and acceptances of the offers in them may be made; and

         10.2.5 the validity of acceptances received in respect of any of the Placing Shares.

10.3 Subject to the satisfaction of the Condition set out in clause 4.2.5, by no later than 4.00 p.m. on the business day prior to the date of Admission, DDCF and/or DDCM shall deliver to the Company a list of the names of the persons who have agreed with it to take the Placing Shares on the terms and conditions of the Placing Documents and any Supplementary Admission Document. The list shall identify each Placee's allocation of Placing Shares.

11.      SETTLEMENT AND REGISTRATION

11.1 The Company and the Directors agree that the Subscription Shares shall be allotted:

         11.1.1 conditionally on Admission becoming effective by no later than the time and date referred to in clause 4.2.5 (or such later time and/or date as the Company and DDCF (having consulted with DDCM) may agree in writing);

         11.1.2 subject to the memorandum and Articles of Association of the Company;

         11.1.3 credited as fully paid free from any encumbrance and on terms that they will rank pari passu in all respects with the existing Ordinary Shares; and

         11.1.4 on and subject to the terms and conditions set out in the Placing Documents.

11.2 The Company and the Directors shall procure that the Registrars arrange the issue of definitive share certificates not later than five business days after Admission to the Placees (or their nominees).

11.3 No later than three business days following Admission becoming effective, DDCM shall pay or procure to be paid to the Company the price for the Subscription Shares (at the Placing Price) less the commissions, fees and expenses (including DDCM and DDCF's legal fees) due to DDCM and DDCF from the Company and which are referred to in clause 12 (if then known) (and any applicable VAT). Any payment due to the Company in accordance with this clause 11.3 shall be made, for the benefit of the Company, by telegraphic transfer to Turbotec Products, Inc's bank account with Citizens Bank at One Citizens Drive, East Providence RI 02915, ABA Routing Number 011500120, Beneficiary Account Number 1130184266 or such other bank account as the Company shall specify in writing. Such payment shall operate as a complete discharge of all of DDCF's and DDCM's obligations to the Company under this clause 11. If and to the extent that any interest is earned on such monies between Admission and the time such monies are paid to the Company, DDCF and/or DDCM (as the case may be) shall account for that interest (less any tax due on the same) to the Company.

11.4 No later than three days business days following Admission becoming effective, DDCM shall pay or procure to be paid to TDYT (as specified below) an amount equal to (pound)2,233,061.20, being the Placing Price multiplied by the number of Sale Shares less:

         11.4.1   the  commission   payable  by  TDYT  in  accordance  with  the
                  provisions of clause 12; and

         11.4.2 an amount equal to any stamp duty or SDRT payable by TDYT in accordance with the provisions of clause 9.7

         (and DDCM shall pay any amount so deducted in respect of stamp duty or SDRT to the HM Revenue & Customs as soon as that duty is due to be paid). Of the sums payable to TDYT pursuant to this clause 11.4, $1,475,000 plus an amount of interest to be determined immediately following Admission shall be paid to Citizens Bank by telegraphic transfer to Citizen Bank's bank account with Royal Bank of Scotland, London, SWIFT RBOSGB2L, A/C GB56RBOS16003412114840 (payment of which shall be deemed to constitute payment to TDYT) and the balance payable shall be paid to TDYT by telegraphic transfer to Turbotec Products, Inc's bank account with Citizens Bank at One Citizens Drive, East Providence RI 02915, ABA Routing Number 011500120, Beneficiary Account Number 1130184266 for the benefit of TDYT.

         If and to the extent that any interest is earned on such monies between Admission and the time such monies are paid to TDYT, DDCM shall account for that interest (less any tax due on the same) to TDYT.

12.      COMMISSIONS, FEES AND EXPENSES

12.1 Conditional upon Admission occurring, the Company shall pay to DDCF a corporate finance fee of (pound)120,000 for its services under this agreement. Such fee shall be payable on the date of Admission less such amounts of the staged fee (as such term is defined in the Engagement Letter) has have been paid to DDCF by such date.

12.2 Conditional upon Admission occurring, the Company shall pay to DDCM a commission equal to 6 per cent of the sum resulting from multiplying the Placing Price by the number of Subscription Shares.

12.3 Conditional upon Admission occurring, TDYT shall pay to DDCM a commission equal to 6 per cent of the sum resulting from multiplying the Placing Price by the number of Sale Shares.

12.4 In addition to the fees and commissions referred to in clause 12.1 (and whether or not DDCF's and DDCM's obligations under this agreement become unconditional or are terminated), the Company shall pay the other expenses of or incidental to the Placing, Admission, the admission of the Ordinary Shares as participating securities within CREST and any related arrangements, including (but not limited to) the expenses for printing, publication, advertising and distribution of the Press Announcement, the Pathfinder Admission Document, the Placing Documents, any Supplementary Admission Document, the fees of the Registrar and its own and DDCF's and DDCM's professional expenses (including without limitation the fees of DDCF's solicitors, Olswang, in an amount not exceeding (pound)35,000 plus VAT and disbursements) and accountants and other expenses, all stamp duty, SDRT and other duties and taxes in relation to the Placing. The Company shall, immediately on request, reimburse DDCF and DDCM for the amount of any such expenses which may have been incurred by it in connection with the Placing.

13.      VAT

13.1 Where a person is required to pay any amount to DDCF or DDCM under this agreement, that person shall, in addition to the amount in question and if applicable, pay to DDCF or DDCM:

         13.1.1 in the case of a payment which is consideration for any supply of services by DDCF or DDCM for VAT purposes, an amount equal to the VAT properly chargeable in respect of such supply, including (without limitation) any payment by way of reimbursement of or in respect of expenses, duties or taxes, if and to the extent that the reimbursement constitutes consideration for any supply by DDCF or DDCM, in each case on receipt of a valid VAT invoice;

         13.1.2 in the case of any reimbursement of or in respect of expenses, duties or taxes, if and to the extent that the reimbursement does not constitute consideration for any supply by DDCF or DDCM incurred the expenses, duties or taxes otherwise than as agent for the company, an amount equal to the amount in respect of VAT properly paid or payable by DDCF or DDCM which is not recoverable for VAT purposes by DDCF or DDCM as input tax or otherwise by repayment or set-off (except so far as it would be so recoverable had it been properly attributed, under the method of attribution used by DDCF, to a taxable supply made by it); and

         13.1.3 in the case of any reimbursement of or in respect of expenses which constitute disbursements incurred by DDCF or DDCM as agent on behalf of the person and in respect of which the VAT invoice is issued not to DDCF or DDCM but to that person, that person shall pay to DDCF or DDCM the full amount of the disbursements including any amount in respect of the VAT properly charged in respect thereof.

14.      REPRESENTATIONS AND WARRANTIES

14.1     Each  of  the  Company,   TDYT,   the   Executive   Directors  and  the
         Non-Executive Director (the "WARRANTORS") severally represents and warrants to DDCF and DDCM in the terms set out in Part I of schedule 2 and acknowledges that DDCF and DDCM have been induced to enter into this agreement in reliance upon representations in the terms of the Warranties set out in Part I of schedule 2.

14.2 Each of the Directors severally warrants to DDCF and DDCM with respect to himself in the terms set out in Part II of schedule 2 and acknowledges that DDCF and DDCM have been induced to enter into this agreement in reliance upon representations in the terms of the Warranties set out in Part II of schedule 2.

14.3     TDYT  warrants  to DDCF  and DDCM in the  terms  set out in Part III of schedule 2 and acknowledges that DDCF and DDCM have been induced to enter into this agreement in reliance upon representations in the terms of the Warranties set out in Part III of schedule 2.

14.4     Each of the Warranties:

         14.4.1 is given at the date of this agreement and shall be deemed to be repeated and given at all times up to and including the Commencement of Dealings; and

         14.4.2 shall be construed independently of any other and (unless expressly provided to the contrary) shall not be limited or restricted by reference to or inference from any other provision of this agreement or any other Warranty.

14.5 The Company, each of the Directors and TDYT severally undertakes to DDCF and DDCM that (except only as may be necessary to give effect to this agreement) it or he shall not knowingly do, or knowingly allow (so far as it is within its or his power to prevent the same) or knowingly procure any act or omission during the period up to and including the Commencement of Dealings which would constitute a breach of any of the Warranties or which would make any of them untrue or inaccurate or misleading in any material respect if repeated by reference to facts and circumstances in existence at any time during the period up to and including the Commencement of Dealings.

14.6 The Company, each of the Directors and TDYT severally undertakes to notify DDCF and DDCM immediately if at any time before Commencement of Dealings it or he becomes aware that any of the Warranties given by it or him was or might have been untrue, inaccurate or misleading at the date of this agreement or would or might be untrue, inaccurate or misleading if repeated by reference to facts or circumstances in existence at any time up to and including Commencement of Dealings. The Company, each of the Directors and TDYT severally undertakes to take all reasonable steps promptly to provide DDCF and DDCM with any further information which it requests if it is notified or otherwise becomes aware of anything such as is referred to in this clause.

14.7 Each of the Directors severally warrants to DDCF and DDCM that (other than pursuant to the articles of association of the Company) there are no agreements or arrangements under which the Company could become obliged to indemnify or compensate any Director for any losses (as defined in clause 15.1) incurred under this agreement or in connection with the application for Admission and the Placing and hereby waives any right of contribution or payment they may have, whether under statute, contract at common law or otherwise, against the Company in respect of any claim made against them or in respect of any payment made by them arising out of or in connection with the application for Admission, Placing, the Admission Document, any of the other Placing Documents or this agreement.

14.8 The Company warrants to the DDCF and DDCM that there are no agreements or arrangements under which the Company could become obliged to indemnify or compensate TDYT for any losses (as defined in clause 15.1) incurred under this agreement or in connection with the application for Admission or the Placing.

14.9 The Company, each of the Directors and TDYT hereby severally confirms to DDCF and DDCM that, save for any insurance arrangements entered into by it or him with its or his insurers, neither it nor he (and in the case of the Company, each member of the Group) has entered into any agreement or arrangement concerning his or its liability for any breach of the representations, Warranties, undertakings and indemnities given by it or him under this agreement and, subject to clause 16, the Company's, each of the Directors' and TDYT's liability is not qualified or limited in any respect.

14.10 The Warranties, representations, undertakings and indemnities set out in this agreement and the provisions of clause 15 shall remain in full force and effect notwithstanding the completion of all the matters and arrangements referred to in or contemplated by this agreement.

14.11 None of the investigations made by or on behalf of DDCF or DDCM in relation to the Company shall in any way affect or be deemed to be a waiver of any Warranties, undertakings or indemnities given by the Company, the Directors or TDYT in this agreement.

14.12 Any Placee acquiring Placing Shares shall have, in addition to any other rights and remedies it may have, the rights and remedies of a person acquiring Placing Shares on the basis of the Placing Documents.

14.13    In the event that:

         14.13.1 any deduction or withholding is required by law to be made from any sum payable by any person pursuant to this clause 14, the person in question shall be obliged to pay such increased sum as will, after the deduction or withholding has been made, leave the recipient with the same amount as it would have been entitled to receive in the absence of such requirement to make a deduction or withholding; and

         14.13.2 any sum paid by any person pursuant to this clause 14 is or will be chargeable to Tax and such Tax has not been taken into account in computing any measure of damages or other relevant sum, the person in question shall be obliged to pay such further or increased sum or sums as will, after payment of the Tax, leave a sum equal to the amount that would otherwise have been payable if Tax had not been so chargeable and for these purposes a sum shall be regarded as chargeable to Tax in circumstances where it would have been chargeable to Tax but for some relief available to the recipient.

15.      EXCLUSION OF DDCF'S AND DDCM'S LIABILITY AND INDEMNITY

15.1 No claim may be made by the Company, any Director or TDYT (whether in contract, tort or otherwise) against any Protected Person to recover any loss, damage, cost, charge or expense ("LOSSES") which the Company, any Director, TDYT or any other person may suffer or incur by reason of or arising out of or in connection with:

         15.1.1 the application for Admission, the Placing and/or the carrying out by DDCF and/or DDCM of their obligations under or in connection with this agreement; or

         15.1.2 the exercise by DDCF and/or DDCM of their rights under this agreement,

         except to the extent such losses result from the wilful default, negligence or fraud of any Protected Person or a breach by DDCF or DDCM of their obligations under this agreement or of their obligations to the Company, TDYT or the Directors under FSMA or under the regulatory system (as defined in the rules of the Financial Services Authority).

15.2 The Company and TDYT will jointly and severally indemnify each Protected Person and keep them fully and effectively indemnified from and against all claims, actions, liabilities, demands, proceedings or judgements ("CLAIMS") made or established against any Protected Person and against all losses (as defined in clause 15.1), which a Protected Person may suffer or incur and which arise, directly or indirectly, out of or in connection with:

         15.2.1 DDCF's and DDCM's provision of services in connection with the application for Admission, the Placing and/or the performance of its obligations under or in connection with this agreement;

         15.2.2 the publication or despatch of the Pathfinder Admission Document, any of the Placing Documents and any Supplementary Admission Document;

         15.2.3 the issue or approval of any financial promotion relating to the Placing and/or the Company;

         15.2.4 the Admission Document or any Supplementary Admission Document not containing, or being alleged not to contain, all relevant information;

         15.2.5 any statement in any Placing Document, in any Supplementary Admission Document, in the Pathfinder Admission Document, or in any other document or presentation relating to the Placing (whether of fact, opinion, expectation or intention and including any forecast or estimate) being or being alleged to be untrue, inaccurate, incomplete or misleading or as having been made negligently or otherwise without the required standard of skill and care or reasonableness;

         15.2.6   the allotment and/or issue and/or sale of the Placing Shares;

         15.2.7 any breach by the Company, TDYT or any of the Directors of any of their respective obligations under this agreement or any breach or alleged breach of the Warranties, representations or undertakings set out or referred to in this agreement; and/or

         15.2.8 any breach of the Act, the AIM Rules or any other laws or regulations of any country or regulatory authority as a result of or in connection with the making of the Placing,

         except to the extent that such claims or losses are due to:

         (i)      the  negligence,  wilful  default  or fraud  of any  Protected
                  Person; or

         (ii) a breach of DDCF's or DDCM's obligations under this agreement or FSMA or under the regulatory system (as defined in clause 15.1).

15.3 If HM Revenue & Customs or any other taxing authority in any jurisdiction brings into any charge to taxation any sum payable under any indemnity contained in this clause 15 ("the original amount") then (to the extent that the matter in respect of which the sum is payable is not allowable as a deduction for tax purposes) the amount so payable shall be grossed-up by such amount ("the additional amount") as will ensure that after subtraction of the taxation so chargeable there shall remain a net sum equal to the original amount. To the extent that a Protected Person subsequently obtains any tax credit, benefit, allowance or repayment of tax as a result of the Company or TDYT (as the case may be) paying to the Protected Person the additional amount or as a result of or in connection with the circumstances giving rise to the payment of the additional amount, the Protected Person shall notify the Company or TDYT in writing (as the case may be) and shall pay to the Company or the Directors (as the case may be) an amount which equates to so much of the economic benefit which the Protected Person has received from that tax credit, benefit, allowance, repayment or relief as does not exceed the additional amount (any question as to the accrual or amount of any such economic benefit, the order and manner of making any claim for any tax credit, allowance, repayment or relief, and the timing of any payment being determined by the Protected Person's auditors if the relevant person does not have auditors). Such additional amount shall be paid not later than the later of five business days before the date on which the payment of such taxation is due to the relevant Tax authority and five business days after written notification is given to the Company or TDYT (as the case may be) that such additional amount is payable.

15.4 If the Company enters into any agreement or arrangement with any adviser for the purpose of or in connection with the Placing, the terms of which provide that the liability of the adviser to the Company or any other person is excluded or limited in any manner, and any Protected Person may have joint and/or several liability with such adviser to the Company or to any other person arising out of the performance of its duties under this letter or if the liability of any third party to the Company (including such adviser) is limited or excluded in any other way, whether under statute, in contract or as a result of death, bankruptcy or insolvency, the Company shall:

         15.4.1 not be entitled to recover any amount from any Protected Person which, in the absence of such exclusion or limitation, such Protected Person would have been entitled to recover pursuant to the Civil Liability (Contribution) Act 1978;

         15.4.2 indemnify each of the Protected Persons on an after tax basis in respect of any increased liability to any third party which would not have arisen in the absence of such exclusion or limitation; and

         15.4.3 take such other action as any Protected Person may require to ensure that such Protected Person is not prejudiced as a consequence of such agreement or arrangement.

15.5 The provisions of clause 21 (third party rights) shall apply to the enforcement by any Protected Person of the undertakings and indemnities in this clause.

16.      LIMITS ON LIABILITY

16.1 No claim shall be made against any Director or TDYT under clause 14 unless the claim (together with reasonable details of the claim) has been notified to the Company, the relevant Director or TDYT in writing on or before the date falling three months after publication of the reports and accounts of the Company for the year ending 30 September 2007.

16.2 The maximum aggregate liability of the Directors and TDYT (including interest and costs) for breach of the Warranties shall not exceed:

         16.2.1 in the case of the Executive Directors, an amount equal to two times the amount of their annual salary payable by the Company following Admission;

         16.2.2 in the case of the Non-Executive Director an amount equal to two times the amount of his annual fee payable by the Company following Admission; and

         16.2.3 in the case of TDYT the proceeds of the sale by TDYT of the Sale Shares plus an amount equal to the gross proceeds received by TDYT from the sale of Ordinary Shares on or before 30 September 2007.

16.3 The maximum aggregate liability of any of the parties as stated in this clause shall be inclusive of any amounts payable in respect of interest, expenses or VAT.

16.4 None of the limitations for the benefit of a particular party set out in this clause 16 shall apply to any claim which arises as a result of fraud or fraudulent concealment by that particular party.

17.      TERMINATION

17.1 If at any time prior to Admission DDCF (having consulted with DDCM) reasonably believes that:

         17.1.1 any of the Warranties is untrue or misleading in any material respect; or

         17.1.2 the Company, any Director or TDYT is in breach of any of its obligations under this agreement which is material in the context of the Placing and which is not readily remediable and so remedied; or

         17.1.3 an event or other matter has occurred, or is likely to occur and which:

                  17.1.3.1 makes  (or  would  make  if it  occurs)  any  of  the
                           Warranties untrue or misleading in any material respect if repeated by reference to the facts or circumstances in existence at any time up to and including Admission (notwithstanding any communication or announcement from the Company); or

                  17.1.3.2 constitutes  (or  will  constitute  if it  occurs)  a material new factor, mistake or inaccuracy; or

                  17.1.3.3 is (or will be if it occurs)  material in the context of any assumption or other matter relevant to any statement about the Company's prospects in the Admission Document; or

         17.1.4 a requirement to publish a Supplementary Admission Document has arisen; or

         17.1.5 an event or other matter (including, without limitation, any change or development in economic, financial, political, diplomatic or other market conditions or any change in any government regulation) has occurred or is likely to occur which, in the reasonable opinion of DDCF, is (or will be if it occurs) likely materially and prejudicially to affect the business of the Group, or otherwise makes it impractical or inadvisable for DDCF or DDCM to perform their obligations under this agreement (and for these purposes "market conditions" includes conditions affecting securities in the business sector in which the Company operates and conditions affecting securities generally)

         DDCF may (after such consultation with the Company as the circumstances shall permit) terminate all of its obligations under this agreement which remain unperformed by giving notice of termination to the Company in accordance with clause 17.2.

17.2 A notice of termination may be served in accordance with clause 23, and on the day that Admission is proposed to take place and on the day prior to such day only, notice of termination may be given orally (including by telephone) to any Director. If a notice of termination is given orally, DDCF shall as soon as possible deliver or send a notice in writing to the Company and DDCM in accordance with clause 23 confirming that the notice of termination was given, and specifying the time and date of the termination and the names of the director (or managing director) of DDCF and the Director involved.

17.3     If this agreement is terminated:

         17.3.1 subject to paragraph 17.3.2 no party shall have any claim against any other party in respect of any act, matter or thing arising out of or in connection with this agreement for compensation, costs or damages except that any such cessation or termination shall be without prejudice to any accrued rights or obligations of any party;

         17.3.2 a termination notice shall not affect any of DDCF's or DDCM's rights in connection with any breach of this agreement or any of their rights under clause 15 (indemnity);

         17.3.3 DDCM shall within 5 business days of the date of termination return all monies (if any) received from Placees pursuant to the Placing; and

         17.3.4 clauses 1 (definitions and interpretation), 6 (announcements), 12 (Fees), 13 (VAT), 15 (exclusion of liability and indemnity), 16 (limits on liability), 17.3 (this clause), 21 (third party rights), 23 (notices) and 25 to 30 (supplemental) shall remain in full force and effect.

18.      SERVICE AGREEMENTS

18.1 The service agreements referred to in this clause are those referred to in the Admission Document as having been entered into between the Company and any Director, and as subsequently amended and/or superseded.

18.2 The Company undertakes to DDCF that during the period commencing on the date of this agreement and ending on 12 months after Admission, except with the prior written consent of DDCF, the Company shall not agree to any increase in salary or other benefits under any service agreement or to any Director being released from any material obligation or liability arising under any service agreement.

18.3 Where the employer under a service agreement is not the Company but another Group Company, clause 18.2 shall apply as if the references to the Company are references to that other Group Company, and the Company had undertaken to procure compliance by that other Group Company with that clause.

19.      CONTINUING OBLIGATIONS

19.1 The Company and each of the Directors (while he remains a director of the Company) shall comply with the statutory requirements referred to in clause 19.2, the requirements of the AIM Rules, the CREST Rules and other requirements relating to CREST, the requirements of the City Code which affect the Company or (as the case may be) its directors and any other requirements from time to time in force in relation to companies whose share are admitted to trading on AIM.

19.2 The statutory requirements for the purposes of clause 19.1 are those of the Act, Part V of the Criminal Justice Act 1993, FSMA and the CREST Regulations.

19.3 The Company, the Directors and TDYT, acknowledge that the Ordinary Shares have not been and will not be registered under the US Securities Act and have not been and will not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the US Securities Act.

         Each of the Company, TDYT, the Directors confirms that it or he has not, nor any persons acting on its or his behalf have, engaged and undertakes that it or he will not, nor will any persons acting on its or his behalf, engage in any directed selling efforts (as defined in Regulation S under the US Securities Act) with respect to the Placing Shares and has not made nor will make, directly or indirectly, offers or sales of the Placing Shares in the United States or solicit offers to buy or otherwise negotiate in connection with the Placing Shares in the United States.

19.4 The Company agrees not to recognise (and to instruct its agents not to effect transfer) any attempted sale, pledge, or other purported transfer of any Placing Share that is in violation of (i) the transfer restrictions relating to the Placing Shares which are set out in the section in Part IV of the Admission Document entitled "Transfer Restrictions"; (ii) the US Securities Act and (iii) any applicable law or jurisdiction of the United States governing the offer and sale of securities.

19.5 The Company undertakes to DDCF and DDCM to apply for the admission of the Ordinary Shares to paperless settlement of trades and the holding of Ordinary Shares in uncertified form in CREST, being the relevant system administered by CRESTCo, on or as soon as reasonably practicable after the date which is the later of (a) the time when the Placing Shares are first offered to persons other than distributors in reliance upon Regulation S of the US Securities Act and (b) the anniversary of the date of Admission.

19.6 The Company undertakes to DDCF that between the date of this agreement and the Announcement Date:

         19.6.1 it will inform DDCF if any person is appointed, or ceases to be, a director of the Company or if the Board has made any determination in respect of an appointment or removal;

         19.6.2 it will not without the prior written consent of DDCF (not to be unreasonably withheld) enter into any agreement or arrangement or knowingly do or permit to be done any other act or thing which, in any case would:

                  19.6.2.1 give rise to any  obligation to make an  announcement to the London Stock Exchange; or

                  19.6.2.2 involve  any  increase  in  or  obligation   (whether
                           contingent or otherwise) to allot any of the share capital of the Company save for grants or exercise of share options within limits described in the Admission Document; and

         19.6.3 it will not take any steps which, in the reasonable opinion of DDCF, would be materially inconsistent with any expression of policy or intention in the Admission Document or any Supplementary Admission Document.

19.7 Each Director will take reasonable steps to ensure that until the Announcement Date no person will be appointed as a director of the Company unless he has first executed an undertaking with DDCF (in such terms as DDCF may reasonably require) to comply with the continuing obligations of the Directors under this clause 19 of this agreement.

19.8 The Company undertakes to DDCF that it shall, at all times from and including the date of this agreement until the Announcement Date, as soon as practicable:

         19.8.1   provide  DDCF  with  such  financial  and  other   information
                  concerning the Group Companies as DDCF may from time to time reasonably require;

         19.8.2 notify and discuss with DDCF in advance any public statement or document which any Group Company proposes to make or publish and which relates to the financial affairs, condition, trading or financial prospects or dividend policy of the Group or to any acquisition, disposal, re-organisation, take-over, merger or other scheme (including a profit sharing scheme or a share option scheme);

         19.8.3 notify and discuss with DDCF in advance other information which the Company may be required to notify to a Regulatory Information Service (as defined in the AIM Rules) in accordance with the AIM Rules; and

         19.8.4 forward to DDCF for its prior perusal and written approval (which shall not be unreasonably withheld or delayed) proofs of all documents to be despatched to holders of the Company's securities and documents relating to takeovers, mergers, reorganisations or other schemes (including without limitation employee profit sharing schemes or share option schemes) and all press announcements (other than routine trade press announcements).

         19.8.5 The Company undertakes to DDCF to use all reasonable endeavours to appoint two UK based independent non executive directors (the identities of whom have been approved by DDCF, such approval not to be unreasonably withheld) as soon as possible and in any event within three months of Admission.

20.      UNDERTAKINGS WITH RESPECT TO SHARES

20.1     Each of the Directors undertakes to the Company and DDCF and DDCM not:

         20.1.1 to apply for, and to procure that no person connected with him or it applies for, any of the Placing Shares; or

         20.1.2 (other than pursuant to the Placing) to dispose of, or agree to dispose of, and to procure that no person connected with him or it disposes of, or agrees to dispose of, any interest in any Ordinary Shares for the time being owned by such person (in each case other than under this agreement) at any time before Admission; or

         20.1.3 to dispose of, and to procure that no person connected with him or it disposes of, or agrees to dispose of, any interest in any Ordinary Shares for the time being owned by such person (in each case other than pursuant to this agreement) at any time before the date falling 12 months from the date of Admission; or

         20.1.4 for a period of 12 months following the date of the anniversary of Admission, and shall procure that all persons connected with him or it, shall not for a period of 12 months following the date of the anniversary of Admission, dispose of any Ordinary Shares (or any interest in Ordinary Shares) otherwise than through DDCM except with the prior written consent of DDCF.

20.2     TDYT undertakes to the Company and DDCF and DDCM not:

         20.2.1   to apply for any of the Placing Shares; or

         20.2.2 (other than pursuant to the Placing) to dispose of, or agree to dispose of, and to procure that no person connected with it disposes of, or agrees to dispose of, any interest in any Ordinary Shares for the time being owned by such person (in each case other than under this agreement) at any time before Admission; or

         20.2.3 for a period of 24 months following the date of Admission, and shall procure that all persons connected with it, shall not for a period of 24 months following the date of Admission, dispose of any Ordinary Shares (or any interest in Ordinary Shares) otherwise than through DDCM except with the prior written consent of DDCF.

20.3     For the purposes of this clause 20:

         20.3.1 a reference to any interest in any Ordinary Shares includes any interest created under a mortgage, charge or assignment of that share and any interest in, or right relating to, shares in the Company arising as a result of any capitalisation issue, rights issue or open offer by the Company or any consolidation or sub-division of its shares; and

         20.3.2 (notwithstanding the provisions of clause 1.3 and in addition to the provisions of clause 1.3) a person is "connected" with a Director if that Director would have to notify the Company in respect of the interests of that person under sections 324 or 328 of the Act.

20.4     The restrictions contained in clause 20.1 shall not apply:

         20.4.1   to a transfer or disposal by way of gift:

                  20.4.1.1 to a member of the family of the transferor  (meaning the wife, husband, parents, widow, widower, brother, cohabitee, adult child or grandchild (including a child or grandchild by adoption) of the transferor concerned);

                  20.4.1.2 to any person or persons  acting in the  capacity  of trustee or trustees of a trust created by the transferor or, upon any change of trustees of a trust so created, to the new trustee or trustees, provided that the trust is established for charitable purposes or there are no persons beneficially interested under the trust other than the transferor and members of the family (which for these purposes shall mean the individuals set out in clause 20.3.1.1) of the transferor; or

                  20.4.1.3 by the trustee or trustees of a trust to which clause
                           20.4.1.2   applies   to   any   person   beneficially
                           interested under the trust

                  provided that, prior to the making of any such transfer, the relevant transferee or trustee or trustees has satisfied DDCF that the transferee falls within one of the categories listed in this clause 20.4.1 and the transferee has agreed in terms reasonably acceptable to DDCF to be bound by the provisions of clause 20.1 as if it were the relevant transferor;

         20.4.2 to an acceptance of a general offer (or giving an irrevocable undertaking to accept an offer) for the share capital of the Company made in accordance with the City Code which has either been recommended by the Directors or has become unconditional as to acceptances;

         20.4.3 to any compromise or arrangement under section 425 of the Act providing for the acquisition by any person (or group of persons acting in concert) of 50 per cent or more of the equity share capital of the Company;

         20.4.4 to any scheme of reconstruction under section 110 of the Insolvency Act 1986 in relation to the Company;

         20.4.5 to any disposal or agreement to dispose of an interest in Ordinary Shares of which DDCF has previously approved in writing and DDCF will not unreasonably withhold its approval where the Director or selling shareholder can demonstrate genuine financial hardship; or

         20.4.6 to any disposal to fund a payment obligation (other than commissions) under this agreement.

20.5 Each of the Directors undertakes that he will not and will procure that no Connected Person, within the meaning of Section 839 Income and Corporation Taxes Act 1988, shall:

         20.5.1 dispose of any interest in any shares in the common stock of TDYT for a period of 12 months from the date of Admission; nor

         20.5.2 dispose of any such interest for a period of 12 months thereafter except with the prior written consent of DDCF, which consent shall not be unreasonably withheld or delayed,

         and for these purposes, the expression "dispose" shall extend to any sale, transfer, charge, pledge, encumbrance or grant of any option over or in respect of or an agreement to do any of these things (whether oral or in writing).

21.      THIRD PARTY RIGHTS

21.1 Subject to and in accordance with clauses 21.2 and 21.3, each Protected Person may rely upon and enforce the terms of clause 15 against the Company, each Director and TDYT.

21.2 The rights referred to in clause 21.1 (or otherwise expressly provided in this agreement) may only be enforced by the relevant third party with the written consent of DDCF and subject to and in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999 (the "1999 ACT") and all other relevant terms of this agreement.

21.3 Notwithstanding any other provision of this agreement (including without limitation clause 21.1) the parties may amend any of the provisions of this agreement in accordance with clause 25 and without the consent of any third party, and accordingly section 2(1) of the 1999 Act shall not apply.

21.4 Save as provided in clause 21.1, a person who is not a party to this agreement shall have no rights under the 1999 Act to enforce any term of this agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

22.      TIME OF THE ESSENCE

         Any time, date or period specified in this agreement may be extended by written agreement in accordance with clause 25 but, as regards any time, date or period originally fixed or so extended, time shall be of the essence.

23.      NOTICES

23.1 Any notice or other communication given or made under this agreement shall be in writing and shall be delivered by hand or fax to the address and for the attention of the relevant party set out in clause
         23.3 (or as otherwise notified by that party in accordance with that clause).

23.2     Any such notice shall be deemed to have been received:

         23.2.1   if delivered by hand, at the time of delivery; or

         23.2.2   if delivered by fax, at the time of transmission

         provided that if deemed receipt occurs before 9.00 a.m. on a business day the notice shall be deemed to have been received at 9.00 a.m. on that day, and if deemed receipt occurs after 5.00 p.m. on a business day, or on any day which is not a business day, the notice shall be deemed to have been received at 9.00 a.m. on the next business day.

23.3     The addresses and fax numbers of the parties for the purposes of clause
         23.1 are:

         THE COMPANY, THE DIRECTORS AND TDYT:

         Address:               651 Day Hill Road
                                Windsor
                                Connecticut  06095
                                USA

         For the attention of:  Sunil Raina (for the Company and the Directors)/
                                Robert Lerman (for TDYT)

         Fax number:            +1 860 285 0139

         DDCF:

         Address:               17 Grosvenor Gardens
                                London SW1W 0BD

         For the attention of:  Rod Venables

         Fax number:            +44 (0) 207 509 4575

         DDCM:

         Address:               8-10 Grosvenor Gardens
                                London SW1W 0DH

         For the attention of:  David Banks

         Fax number:            +44 (0) 207 070 5657

         or such other address or fax number as may be notified in writing from time to time by the relevant party to the other parties. Any such change to the place or fax number of service shall take effect five business days after notice of the change is received or (if later) on the date (if any) specified in the notice as the date on which the change is to take place.

23.4 In proving service it shall be sufficient to prove that the envelope containing the notice was properly addressed and delivered or, in the case of fax, that the fax was properly addressed and disclosed the number of pages transmitted on its front sheet and that the transmission report indicates that each of the pages of the fax were received at the relevant fax number.

24.      FURTHER ASSURANCE

24.1 The Company undertakes to DDCF and DDCM that it will take all reasonable steps to ensure that each Group Company complies with those provisions of this agreement which are applicable to that Group Company.

24.2 The Company, each Director and TDYT severally agrees and undertakes with DDCF and DDCM that it or he will give all such assistance and provide all such information as DDCF and DDCM may reasonably require for the purposes of this agreement and the Placing.

25.      AMENDMENTS

25.1 This agreement may be amended by agreement in writing signed by the Company, the Directors, TDYT and any director (or managing director) of DDCF and DDCM on their behalf.

25.2 This clause 25 also applies to any document in an agreed form (and including without limitation the documents listed in schedule 4) and to any amending agreement entered into under this clause.

26.      WAIVERS AND REMEDIES

26.1 The failure to exercise or delay in exercising a right or remedy provided by this agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies.

26.2 A release, waiver or compromise or other arrangement of any kind which any person may agree to or effect as regards a breach of any of the terms of this agreement or of a default under this agreement will not prevent a party from subsequently requiring compliance with the waived obligation and does not constitute a waiver of any other breach or default and shall not affect the other terms of this agreement.

26.3 The rights and remedies provided by this agreement are cumulative and (subject as otherwise provided in this agreement) are not exclusive of any rights or remedies available provided by law.

27.      ASSIGNMENT

         No party shall assign or transfer any rights or obligations under this agreement, or purport to do the same, or sub-contract any of its obligations under this agreement without the prior written consent of the other parties.

28.      ENTIRE AGREEMENT

         This agreement and the Engagement Letter between the Company, DDCF and DDCM in relation to the Placing, constitute the entire agreement and understanding between the parties in connection with the Placing and supersedes any previous agreement between the parties relating to the subject matter of this agreement. The provisions of the Engagement Letter regarding fees in the event of Admission occurring are superseded by this agreement.

29.      GOVERNING LAW AND JURISDICTION

29.1 The validity, construction and performance of this agreement shall be governed by and construed in accordance with the law of England and Wales.

29.2 The parties to this agreement irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction over any claim or matter arising under or in connection with this agreement or the legal relationships established by this agreement and that accordingly any proceedings in respect of any such claim or matter may be brought in such courts. Nothing in this clause shall limit the right of DDCF or DDCM to take proceedings against the Company and any Warrantor in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction or jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction or jurisdictions.

29.3 Each Director not resident in the UK and TDYT irrevocably appoints Jordans Limited of 20-22 Bedford Row, London, WC1R 4JS as its agent to receive on its behalf in England service of any proceedings arising out of or in connection with this agreement or the legal relationships established by this agreement. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the relevant party).

30.      EXCLUSION OF CLIENT RELATIONSHIP

         Each of the parties hereto (other than the Company) acknowledges that DDCF and DDCM are acting in an advisory capacity for the Company in connection with the application for Admission and the Placing and no one else, and accordingly will not be responsible to any party to this agreement (other than the Company) nor to any other person for providing protections afforded to their respective clients under the FSA Handbook or advising any party to this agreement (other than the Company) or any other person in connection with the application for Admission and the Placing.

31.      EXECUTION

         This agreement may be executed in any number of counterparts and by the parties to it in separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

This agreement has been executed by the parties to it as a deed on the date at the top of page 1.

                                   SCHEDULE 1

                                  THE DIRECTORS

                         PART I: THE EXECUTIVE DIRECTORS

Sunil Raina

Robert Ira Lieberman

both of 651 Day Hill, Windsor, Connecticut 06095, United States of America




                       PART II: THE NON-EXECUTIVE DIRECTOR

Anthony Charles Mirabella,
of 651 Day Hill, Windsor, Connecticut 06095, United States of America

                                   SCHEDULE 2

                                   WARRANTIES

                                     PART I

THE WARRANTIES IN THIS SCHEDULE ARE GIVEN SAVE TO THE EXTENT EXPRESSLY DISCLOSED AND STATED TO THE CONTRARY IN THE ADMISSION DOCUMENT.

1.       GENERAL INFORMATION

1.1 All of the factual information supplied by or on behalf of the Company to DDCF and DDCM for the purposes of or in connection with the arrangements contemplated by this agreement and the Placing is true, and accurate in all material respects and all forecasts and estimates supplied by or on behalf of the Company have been made after due and proper consideration, are fair and honest and represent reasonable expectations based on facts known or which, on reasonable enquiry, should have been known to the Warrantors.

1.2 The information contained in the application for Admission is true and accurate in all respects.

1.3 The Due Diligence Reports have been carefully considered by the Warrantors and:

         1.3.1 insofar as they contain statements of fact and, insofar as the Warrantors are aware, those statements of fact are true, accurate and not misleading in any material respect;

         1.3.2 none of the Warrantors disagree in any material respect with the statements of opinion or belief contained in them and the opinions attributed to the Company and/or its Directors in the Due Diligence Reports are honestly held, fairly based, have been made on reasonable grounds and are capable of being properly supported; and

         1.3.3 there are no facts known to the Warrantors which have not been taken into account in the preparation of the Due Diligence Reports which would have a material effect on them.

2.       THE INVESTOR PRESENTATION AND THE ADMISSION DOCUMENT

2.1 Each statement of fact contained in the Investor Presentation and/or the Admission Document is true, accurate and not misleading in any material respect. Each estimate and expression of opinion, belief, intention or expectation contained in the Investor Presentation and/or Admission Document is made on reasonable grounds after due and proper consideration of all information currently available to the Warrantors, is honestly held and fairly based upon facts within the knowledge of the Company and the Directors and can properly be supported.

2.2 There are no other facts or considerations of which the Warrantors are aware, or which they could on reasonable enquiry have been made aware of, which are not disclosed in the Admission Document, the omission of which would make any statement in the Admission Document misleading in any material respect or which would affect the import of any information contained in them or which in the context of the Placing would be material for disclosure to DDCF, DDCM or to prospective subscribers or purchasers of any of the Ordinary Shares.

2.3 The Admission Document contains all the particulars required to comply with all statutory and other legal provisions of the United Kingdom and any other relevant jurisdiction, the rules and requirements of the AIM Rules and, in particular (but without limitation), all such information as investors and their professional advisers would reasonably require, and reasonably expect to find there, for the purpose of making an informed assessment of the assets and liabilities, financial position, profits and losses, and prospects of the Company and of the Group and of the rights attaching to the Ordinary Shares.

2.4 All statements of fact contained in any Supplementary Admission Document will be true, accurate and not misleading and all forecasts, estimates and expressions of opinion, belief, intention or expectation contained in any Supplementary Admission Document will be made on reasonable grounds after due and proper consideration, will be honestly held and fairly based and will be capable of being properly supported. There will be no other facts known or which could on reasonable inquiry have been known to the Director, the omission of which would make any such statement or expression in any such Supplementary Admission Document misleading in any material respect.

2.5 If any Supplementary Admission Document is published, the Admission Document, together with the Supplementary Admission Document, will contain all such information as investors and their professional advisers would reasonably require, and reasonably expect to find there, for the purpose of making an informed assessment of the assets and liabilities, financial position, profits and losses and prospects of the company and of the Group and of the rights attaching to the Ordinary Shares.

2.6      The  representations  and  warranties set out above in paragraphs 2.1 -
         2.4 of this Part I of schedule 2 were true in relation to the Pathfinder Admission Document on the date of its issue.

3.       FINANCIAL STATEMENTS AND INTERIM RESULTS

3.1      The Financial Statements:

         3.1.1 give a true and fair view of the profits (or losses) and state of affairs of the Group as at the relevant balance sheet date and for the financial period ended on that date;

         3.1.2 accurately state the assets, liabilities (including contingent liabilities whether for taxation or otherwise), reserves, profits (or losses), cashflows and state of affairs of the Group as at the relevant balance sheet date and for the financial period ended on that date; and

         3.1.3 have been prepared in accordance with the International Financial Reporting Standards and United States generally accepted accounting principles.

3.2 The profits (or losses) of the Group as disclosed in the Financial Statements were not affected by any matter rendering those profits unusually high (or low).

3.3 The Interim Results were prepared with all due care and attention and have been properly compiled on a basis consistent with the accounting policies and principles applied in the preparation of the Financial Statements for the financial period which ended on the Accounts Date, except in so far as inappropriate in respect of the preparation of interim results and contained a true and fair statement of the turnover, profit before tax and profit after tax of Turbotec Products, Inc. for the 9 months ended on that date.

3.4 The pro-forma statement of net assets set out at Part VII of the Admission Document has been properly compiled on the basis set out in the Admission Document and such basis is consistent with the accounting policies of the Company and the adjustments are appropriate for the purposes of such pro forma net assets statement.

3.5 The Directors have established procedures which provide a reasonable basis for them to make proper judgements as to the financial position and prospects of the Company and the Group and have had explained to them by DDCF or another appropriate professional adviser the nature of their responsibilities and obligations as directors of a company admitted to trading on AIM under the AIM Rules.

4.       LONG FORM REPORT

4.1 All information requested from the Company or any Group Company by the Reporting Accountants or by DDCF or by DDCM for the purpose of preparing the Long Form Report has been supplied to them.

4.2 The Long Form Report has been carefully considered by the Warrantors and:

         4.2.1 insofar as it contains statements of fact and, insofar as the Warrantors are aware, those statements of fact are true, accurate and not misleading in any material respect;

         4.2.2 the expressions of opinion, belief, intention or expectation contained in the Long Form Report and attributed to the Company or the Directors (or any of them) have been made on reasonable grounds after due and proper consideration of all information currently available to the Company and the Directors, are honestly held and fairly based upon facts within the knowledge of the Company and the Directors and capable of being properly supported; and

         4.2.3 there are no facts known to the Warrantors which have not been taken into account in the preparation of the Long Form Report which could reasonably be expected to have a material effect on it.

5.       WORKING CAPITAL AND INDEBTEDNESS

5.1 No Group Company has any off balance sheet financing, investment or liability material for disclosure in the Admission Document.

5.2      No Group Company has any indebtedness in respect of borrowed monies.

5.3 All information requested from the Company or any Group Company by the Reporting Accountants or by DDCF for the purpose of reviewing the working capital requirements of the Group has been supplied to them.

5.4 The Working Capital Report has been properly compiled after due and careful enquiry and on the basis and assumptions stated in it which the Warrantors believe to be reasonable and:

         5.4.1 insofar as it contains statements of fact, and insofar as the Warrantors are aware, those statements of fact are true, accurate and not misleading in any material respect;

         5.4.2 the expressions of opinion, belief, intention or expectation contained in the Working Capital Report and attributed to the Company or the Directors (or any of them) have been made on reasonable grounds after due and proper consideration, are honestly held and fairly based and capable of being properly supported;

         5.4.3 there are no facts known to the Warrantors which have not been taken into account in the preparation of the Working Capital Report which could reasonably be expected to have a material effect on it; and

         5.4.4 after due and careful enquiry, the Group will have sufficient working capital for its present and reasonably foreseeable future requirements (including, at least, the next 12 months).

5.5 No circumstances have arisen nor, so far as the Warrantors are aware, are about to arise, which would entitle any person to require payment of any indebtedness in respect of borrowed monies of any Group Company before its stated maturity and, without prejudice to the generality of the foregoing, no event has occurred and is subsisting nor, so far as the Company or the Directors are aware, is about to occur which constitutes or would, with the giving of notice, constitute an infringement or default or entitle termination or acceleration of any obligation under any agreement, undertaking, instrument or arrangement to which any Group Company is a party or by which it or any of them or any of their respective properties, revenues and assets are bound and which would in any such case have a material adverse effect on the overall business, assets, prospects or condition of the Group taken as a whole.

6.       TRADING SINCE THE ACCOUNTS DATE

         Save as referred to in the Admission Document, since the Accounts Date;

6.1 each Group Company has carried on business in the ordinary and usual course and in all material respects in the same manner as before that date;

6.2 so far as the Company and the Directors are aware, there has not been any significant or material adverse change in the financial or trading position of any Group Company;

6.3      there has been no  material  depletion  in the net  assets of any Group
         Company;

6.4 no contract or commitment (whether in respect of capital expenditure or otherwise) has been entered into by any Group Company which is of a long-term or unusual nature or which involves an obligation of a material magnitude (otherwise than in the ordinary course of business) and which is material for disclosure;

6.5 no dividends or other distributions have been declared, paid or made by the Company or any Group Company (other than by a wholly owned subsidiary to its parent undertaking or those in respect of which provision was made in the latest accounts of the relevant Group Company);

6.6 no Group Company has acquired or disposed of or agreed to acquire or dispose of any material company, business or any other material asset or assumed or acquired any material liabilities (including contingent liabilities) otherwise than in the ordinary course of business; and

6.7 there has been no material loss or interference with the business of any Group Company from fire, explosion, flood or for any other reason, whether or not covered by insurance, or from any labour dispute or court or government action, order or decree.

7.       DIRECTORS

7.1 The Directors are, or following Admission becoming effective will be, all the directors of the Company and there is no other person who is a shadow director of the Company or any Group Company within the meaning of the Act.

7.2 The Warrantors are satisfied that procedures exist which provide a reasonable basis for them to make proper judgements as to the financial position and prospects of the Group.

8.       LITIGATION AND INVESTIGATIONS

         No Group Company nor any person for whom any of them is or may be vicariously liable has any claims outstanding against them or is engaged in litigation or arbitration which, individually or collectively, may have or have had during the 12 months prior to the date of this agreement a material adverse effect on the financial position of the Group or which, individually or collectively, in the context of the Placing are material for disclosure to a subscriber for and/or purchaser of the Placing Shares and, so far as the Warrantors are aware, no such litigation, arbitration or similar proceedings or any such investigation or enquiry is pending or threatened and, nor so far as the Company is aware, are there any circumstances which are likely to give rise to any such proceedings, investigation or enquiry.

9.       CONTRACTS/COMMITMENTS

9.1 No Group Company is a party to or subject to any contract or commitment of a nature which is onerous or unusual and which has been entered into other than in the ordinary course of business.

9.2 The Warrantors are not aware of the invalidity or grounds for rescission, avoidance or repudiation of any material agreement or other material transaction to which any Group Company is a party or any circumstances likely to give rise to the same and no Group Company has received notice of any intention to terminate any such agreement or repudiate or disclaim any such transaction and, so far as the Company is aware, no material contract or arrangement to which any Group Company is a party will be determined or adversely affected as a result of Admission and/or the Placing.

9.3 No Group Company is a party to any restrictive trading or other agreement or arrangement which in any way infringes, or which has or should have been registered or notified under UK competition laws,
         Article 81 or 82 of the Treaty of Rome or any other applicable anti trust or anti monopoly legislation.

9.4 No Group Company is actually or contingently liable as an original contracting party to or as guarantor of any party to, or otherwise contractually liable in respect of, any lease or leasehold property or licence connected with any such lease or leasehold property other than the Property.

9.5 No Group Company has entered into nor has it any liability under any guarantee, indemnity or other agreement to secure an obligation of a third party (other than another Group Company) under which any liability or contingent liability is outstanding.

10.      DIRECTORS' AND SHAREHOLDERS' INTERESTS

10.1 There are no contracts or arrangements to which any Group Company is a party and in which any of the Directors is or has been interested, whether directly or indirectly (save for the service contracts or letters of engagement of the Directors which are in the agreed form) and which remain outstanding or unperformed in any respect.

10.2 There are no agreements or understandings (whether legally enforceable or not) between any Group Company and any person who is a shareholder or the beneficial owner of any interest in the share capital of the Company or any Group Company relating to the management of any Group Company's business, to the appointment or removal of its directors, to the ownership or transfer of ownership or the letting of any Group Company's assets, to the provision of finance, goods, services or other facilities to or by any Group Company save for the service contracts of the Directors which are in the agreed form.

10.3 There are no options or other arrangements in force, and no person has claimed that there are options or arrangements in force, which require, whether conditionally or unconditionally, or confer any right to require, the issue of, or conversion of any security into, any shares, debentures or other securities of any Group Company now or at any time after the date of this agreement.

11.      BUSINESS

         Each Group Company has been duly incorporated, has full corporate power and authority to carry on its activities in the ordinary course of business and has obtained all material licences, permissions, authorisations and consents required for the carrying on of its business and such licences, permissions, authorisations and consents are in full force and effect and, so far as the Warrantors are aware, there are no circumstances which indicate that any of such licences, permissions, authorisations or consents which is material in the context of the relevant Group Company's business as a whole will be revoked or not renewed, in whole or in part, in the ordinary course of events; and each Group Company has complied in all material respects with all legal and other requirements applicable to its business.

12.      PROPERTY

         The only interests of the Group in any real property are as stated in the Admission Document.

13.      ENVIRONMENT

13.1     For the purposes of this paragraph:

         "DANGEROUS SUBSTANCE"      means any waste, substance (whether in solid
                                    or liquid or gaseous  form and either  alone
                                    or in  combination  with any  other,  waste,
                                    substance,  or  article)  which is likely to
                                    cause   harm   to   human   health   or  the
                                    environment;

         "ENVIRONMENTAL LAW"        means  all  statutes,  common  law,  bylaws,
                                    regulations,  directives, codes of practice,
                                    circulars,  guidance  notices  and the  like
                                    concerning the protection of the environment
                                    or the generation, transportation,  storage,
                                    treatment    or   disposal   of    Dangerous
                                    Substances; and

         "ENVIRONMENTAL LICENCE"    means any  permit,  licence,  authorisation,
                                    consent or other approval required by any Environmental Law.

13.2 Each Group Company is and has been in compliance in all material respects with all applicable Environmental Law and the terms of all Environmental Licences. No Group Company has received written notice or communication that it may be in violation of any Environmental Law or that any Environmental Licence may be subject to modification or revocation. No Group Company is or has been, or is as far as the Company or the Executive Directors are aware likely to become, the subject of any material litigation or any material judgement concerning any Environmental Law or Environmental Licence.

14.      TAX

14.1 Each Group Company has, within any applicable time limit, duly made all returns, given all notices and supplied all other information required to be made, given or supplied to any applicable Tax authority; all such returns, notices and information were and remain true and accurate in all material respects and were made on a proper basis to the best of the Directors' knowledge.

14.2 No Group Company is involved in any dispute with, or subject to any investigation by, any Tax authority and so far as the Company and the Warrantors are aware there are no facts or circumstances which are likely to give rise to any such dispute or investigation.

14.3 Each payment made by any Group Company to any person required to be made under deduction of Tax has been so made after deduction of such Tax and such Group Company has, where appropriate, duly accounted to the relevant Tax authority for such Tax.

14.4 All national insurance contributions and sums due and payable by any Group Company in respect of the employment or engagement of any person have been paid to all appropriate Tax authorities.

14.5 Proper provision or reserve is made in the Financial Statements for all Tax liable to be assessed on the Group Companies or for which it is or may become accountable in respect of any period ended on or before the Interim Accounts Date.

14.6 All clearances and consents required to be obtained from any Tax authority by any Group Company in the last three years were based on full and accurate disclosure of all the facts and circumstances material to the decision of the relevant Tax authority.

14.7 All documents in the possession of a Group Company or to the production of which it is entitled and which attract stamp or transfer duty in the United Kingdom or elsewhere have been properly stamped.

14.8 All Tax for which each member of the Group is liable has been paid and accounted for to the relevant Tax authority.

15.      SHARE CAPITAL

15.1 All sums due in respect of the issued share capital of the Company (including the Sale Shares) have been paid to and received by the Company.

15.2 The Company and the Directors had all necessary powers to create and allot the Ordinary Shares (including the Sale Shares) and the creation and the allotment of those shares complied with the Memorandum and Articles of Association of the Company, the Act, FSMA and all other applicable laws, rules and regulations of the United Kingdom and with all agreements to which the Company is a party or by which it or its property is bound and no person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, conversion, issue, sale or transfer of any share or loan capital or any other security giving rise to a right over the capital of any Group Company under any option or other agreement (including conversion rights and rights of pre-emption).

15.3 There are no options or other arrangements in force which require, whether conditionally or unconditionally, or confer any right to acquire, the issue of any shares or other securities of any Group Company now or at any time after the date of this Agreement.

15.4 No Group Company has at any time purchased its own shares or redeemed or forfeited any shares, or agreed to do so, or granted an option whereby it might become liable to do so.

15.5 No share in the capital of any Group Company has been allotted at a discount or otherwise than as fully paid.

15.6 The allotment of Ordinary Shares to TDYT under the Share Exchange Agreement was proper and valid, credited as fully paid and complied with the memorandum and Articles of Association of the Company, the Act, FSMA and all other applicable laws, rules and regulations of the United Kingdom and with all agreements to which the Company is a party or by which it or its property is bound.

16.      SUBSCRIPTION SHARES

16.1 The allotment and issue of the Subscription Shares in accordance with this agreement, the payment by the Company of the fees provided for in clause 12.1 and the publication and despatch of the Placing Documents will comply with the Memorandum and Articles of Association of the Company, the Act, FSMA, the AIM Rules, the rules and regulations of the London Stock Exchange and all other applicable laws, rules and regulations of the United Kingdom, United States and any other relevant jurisdiction, and with all agreements to which each Group Company is a party or by which it or its property is bound.

16.2 The Company's performance of its obligations under this agreement will not infringe any borrowing limits or restrictions or the terms of any contract, obligations or commitment by the Company and all authorisations, approvals, consents and licences required by the Company for the entering into of this agreement (other than as contemplated in this agreement or in the Placing Documents) have been unconditionally obtained and are in full force and effect.

16.3 The Company and the Directors have all necessary powers to create, allot and issue the Subscription Shares and to pay the fees in the manner proposed and to enter into this agreement without any sanction or consent by members of any Group Company or any class of them or any other person and there are no other consents, authorisations, approvals or licences required by the Company for the entering into or completion of this agreement which have not been unconditionally obtained and are in full force and effect.

17.      SALE SHARES

17.1 The sale of the Sale Shares in accordance with this agreement and the payment by TDYT of the fees provided for in clause 12.3 will comply with the Memorandum and Articles of Association of the Company, the Act, FSMA, the AIM Rules, the rules and regulations of the London Stock Exchange and all other applicable laws, rules and regulations of the United Kingdom, the United States and any other relevant jurisdiction, and with all agreements to which TDYT is a party or by which it or its property is bound.

17.2 The sale of Sale Shares will not, and is not likely to, conflict with or result in a breach of or constitute a default under any agreement, arrangement or instrument to which any Group Company is now a party nor give rise to any obligation under any such agreement, arrangement or instrument which is inconsistent with the acquisition by any purchaser or subscriber (as the case may be) of valid unencumbered title to any such Sale Shares.

18.      INSOLVENCY

         No order has been made or petition or application presented or resolution passed for the winding-up of any Group Company or for an administration order in relation to any Group Company and no notice of intention to appoint or notice of appointment of an administrator has been presented or served in respect of any Group Company. No distress, execution or other process has been levied on any of the assets of any Group Company and neither is any member of the Group insolvent or unable to pay its debts for the purposes of section 123 of the Insolvency Act 1986, no administrative receiver or receiver and manager has been appointed by any person over the business or assets of any Group Company or any part of its business or assets and there are no unfulfilled or unsatisfied judgements or court orders outstanding against any Group Company.

19.      EMPLOYMENT

19.1 Save as are not material in the context of the Placing, there are no amounts owing or promised to any present or former directors, senior management or employees of any Group Company other than remuneration accrued due or for reimbursement of business expenses, no directors or senior management employees of any Group Company have given or been given notice terminating their contracts of employment.

19.2 Save as are not material in the context of the Placing, or save to the extent to which provision or allowance has been made in the Accounts or save as disclosed in the Due Diligence Reports, no liability has been incurred by any Group Company for breach of any contract of service, contract for services or consultancy agreement, for redundancy payments (including protective awards) or for compensation for wrongful dismissal or unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any employee or for the actual or proposed termination or suspension of employment or variation of any terms of employment of any present or former employee of any Group Company.

19.3 Save as is not material in the context of the Placing, no Group Company has any obligation, or could become liable, to provide or contribute towards pension arrangements for its directors or employees or former directors or employees other than those disclosed in the Admission Document.

20.      INTELLECTUAL PROPERTY RIGHTS

20.1 The Group is either the sole legal and beneficial owner free from all encumbrances of the intellectual property rights which it uses, or the Group has a valid licence to use all intellectual property rights which it uses and such intellectual property rights are valid, enforceable and subsisting and nothing has been done or omitted to be done by the Company which may cause any of it to cease to be so.

20.2 All reasonable steps have been taken for the diligent maintenance and protection of the Group's intellectual property rights. All application and renewal fees and other costs and charges in relation to the maintenance of all registrations and the prosecution of all applications in relation to the Group's intellectual property rights and all other payments due and payable by the Group in respect of the Group's intellectual property rights have been paid at the due time. All other steps for the diligent maintenance and prosecution of such registrations and applications have been taken in a timely manner.

20.3 The Group's intellectual property rights comprise all the intellectual property rights necessary to carry on the business as conducted by the Group.

20.4 The Group has received no notice during the 15 years prior to the date of this Agreement that any activities, products, services or processes of the Group or the Group's intellectual property rights from time to time infringe or have infringed any intellectual property rights of a third party or involve or have involved the unlicensed use of a third party's confidential information or give or have given rise to liability to pay compensation.

21.      DUE DILIGENCE REPORTS

21.1 All information requested by Nabarro Nathanson and/or Seyfarth Shaw LLP (as the case may be) has been supplied by the TDYT and the Company to Nabarro Nathanson and/or Seyfarth Shaw LLP for the purpose of preparing the Due Diligence Reports and all such information is, and was when so supplied (save to the extent subsequently superseded), (so far as the Warrantors are aware), true and accurate in all material respects and is not (whether by reason of omission or otherwise) misleading in any material respect.

21.2     So far as the Company, TDYT and the Executive Directors are aware:

         21.2.1 all agreements material to the Company or to Turbotec Inc were provided to Seyfarth Shaw for review for the purpose of its Due Diligence Report;

         21.2.2 the Due Diligence Report produced by Seyfarth Shaw does not omit to deal with any matter material to Turbotec Products, Inc. in the context of the Placing and/or Admission.

22.      REORGANISATION

22.1 The Due Diligence Reports accurately and correctly describe the Reorganisation. The Reorganisation was undertaken with due care taking into account all material accounting, legal and taxation advice which TDYT and the Group received in connection with the Reorganisation.

22.2     So far as the Company, TDYT and the Executive Directors are aware:

         22.2.1   all  agreements   material  to  the  Company  or  to  Turbotec
                  Products, Inc were provided to Seyfarth Shaw for review for the purpose of its Due Diligence Report; and

         22.2.2 the Due Diligence Report produced by Seyfarth Shaw does not omit to deal with any matter material to Turbotec Products, Inc in the context of the Placing and/or Admission.

22.3 The Reorganisation complied with and continues to comply with all applicable laws and regulations and with all agreements, deeds and instruments to which each Group Company is party and all consents, permits and authorisations necessary or desirable for the carrying out of the Reorganisation were obtained prior to its completion and remain valid and subsisting.

23.      REGULATION

         Neither the making of the application for Admission, the Placing, Admission or any other act, matter or thing provided for in this agreement:

23.1 requires any person to secure the permission, consent or approval of any governmental, quasi-governmental, statutory or regulatory body or institution or a court in the United States (a "RELEVANT AUTHORITY");

23.2 will infringe any United States federal or state law, rule or regulation;

23.3 requires any person to make any filing with a Relevant Authority now or in the future;

23.4 will cause the Company to be subject to any United States securities laws and/or the provisions of Sarbannes-Oxley Act 2002.

24.      VERIFICATION

24.1 Verification has been made by the Directors of all material facts stated, information given and opinions expressed in the Placing Documents.

24.2     The replies to the Verification Questions:

         24.2.1 have been prepared or approved by persons having appropriate knowledge and responsibility to enable them properly to provide such replies; and

         24.2.2   have been given in good faith.

                                     PART II

Each Director severally warrants that:

(a) he has provided DDCF and DDCM in writing with all information which might reasonably be considered material for disclosure in respect of himself in the Placing Documents including, without limitation any such information as relates to his prior employment and other positions or offices he has held and past or present business interests (including an interest in any company, partnership or organisation which carries on a business similar to that of the Company or any member of the Group and an interest in any company, partnership or organisation which has entered into any contract or arrangement with the Company or any member of the Group);

(b) the answers given to DDCF and DDCM in his director's questionnaire and information in his declaration of business interests and share interests are true and accurate and no further information has been withheld which would make such information misleading; and

(c) all statements of fact in the Placing Documents and any other documents relating to the Placing with respect to himself are true, accurate and not misleading.

                                    PART III

TDYT represents and warrants:

(a) that it has, and that up to and including the moment when Placees unconditionally acquire Sale Shares in accordance with the provisions of this agreement, it will continue to have, unencumbered beneficial ownership of, and all necessary title, power and authority to sell in accordance with this Agreement, the Sale Shares;

(b)      the Sale Shares are fully paid;

(c) that all statements of fact in the Admission Document relating to TDYT are true, accurate and not misleading.

                                   SCHEDULE 3

                         CERTIFICATE UNDER CLAUSE 4.2.6

                           [LETTERHEAD OF THE COMPANY]



To:      Dawnay, Day Corporate Finance Limited
         15 Grosvenor Gardens
         London, SW1W 0BD

To:      Dawnay, Day Capital Markets
         (a division of Dawnay, Day Brokers Limited)
         15 Grosvenor Gardens
         London, SW1W 0BD


Date:    [    ] 2006



Dear Sirs

              PLACING OF 5,594,366 ORDINARY SHARES (THE "PLACING")

We refer to the Placing Agreement dated O 2006 between us relating to the Placing (the "Agreement"). Words and expressions defined in the Agreement have the same meanings in this letter.

We confirm to you that:

(a) we are not aware of any circumstances giving rise or likely to give rise to a right for DDCF or DDCM to terminate its obligations pursuant to clause 17.1 of this agreement in accordance with its provisions;

(b) each of the Conditions referred to in clause 4 of the Agreement (save for Conditions 4.2.3 to 4.2.5) has been fulfilled in accordance with its terms;

(c) none of the Warranties, representations or undertakings referred to in clause 14 of the agreement was breached or untrue or inaccurate or misleading in any respect when made and none of such warranties or undertakings would be breached or untrue or inaccurate or misleading in any respect were they to be repeated by reference to the facts and circumstances subsisting at the date of this letter, which in any such case is material in the context of the Placing.

Yours faithfully




.................................................
director, duly authorised,
for and on behalf of
TURBOTEC PRODUCTS PLC




.................................................
SUNIL RAINA




.................................................
ROBERT LIEBERMAN




.................................................
ANTHONY MIRABELLA






.................................................
Officer, duly authorised for and on behalf of THERMODYNETICS, INC.

                                   SCHEDULE 4

                        DOCUMENTS TO BE DELIVERED TO DDCF

The Company shall deliver the following documents to DDCF, in each case in the agreed form and by the times specified below:

References below to "certified copies" means copies certified by any Director, or by the secretary of the Company, or its legal advisers.

Where any document referred to in this schedule is signed by an agent or attorney, the Company must also provide a certified copy of his authority.

1.       ON THE EXECUTION OF THIS AGREEMENT

APPLICATION FOR ADMISSION/ADMISSION DOCUMENT

1.1      Three certified copies of the application for Admission.

1.2 Three copies of the Admission Document signed by or on behalf of each Director.

1.3 Three certified copies of each of the Pre-Admission Announcement and the Press Announcement.

1.4 Any other document required by the London Stock Exchange in connection with the application for Admission which is not required from DDCF.

FINANCIAL DOCUMENTATION

1.5 Three original copies of the Long Form Report prepared and signed by the Reporting Accountants.

1.6 Three original copies of the Short Form Reports prepared and signed by the Reporting Accountants.

1.7 Three original copies of the Working Capital Report signed by the Reporting Accountants.

1.8 Three original copies of the working capital comfort letter signed by or on behalf of the Board.

1.9 Three original copies of the comfort letters addressed to the Company and DDCF from the Reporting Accountants with respect to:

                  1.9.1    working capital and indebtedness;

                  1.9.2 the pro forma statement of net assets set out in the Admission Document;

                  1.9.3    taxation statements in the Admission Document;

                  1.9.4 their responsibilities as reporting accountants under the AIM Rules and confirming that these have been complied with;

                  1.9.5 the accuracy of the financial information in the Admission Document (insofar as the same is not contained within the Short Form Report);

                  1.9.6 the no significant change statement in the Admission Document.

1.10 The Reporting Accountants' written consent to their name appearing in the Admission Document in the form and context in which they are included.

1.11 Letters signed by the Company and the Reporting Accountants in relation to DDCF's declaration in accordance with Schedule 6 of the AIM Rules dated the date of Admission.

LEGAL DOCUMENTATION

1.12 The Due Diligence Reports from Seyfarth Shaw LLP and Nabarro Nathanson and a legal opinion letter addressed to the Company, DDCF and DDCM signed by Seyfarth Shaw LLP.

1.13     The Verification Notes signed by or on behalf of each of the Directors.

CORPORATE DOCUMENTATION

1.14 Three certified copies of the Company's certificate of incorporation, any certificates of incorporation on change of name, any certificate confirming the Company's re-registration as a public limited company and of its memorandum and Articles of Association.

1.15     Three copies of the form of definitive share certificate.

DOCUMENTATION RELATING TO THE DIRECTORS

1.16 Certified copies of each director's questionnaire completed by all the Directors.

1.17     Certified  copies  of  each  Director's   service   contract/letter  of
         appointment.

1.18 An original letter addressed to the Company and to DDCF from each of the Directors accepting responsibility for the Admission Document in the terms set out in the Admission Document.

1.19     A certified copy of the power of attorney of each of the Directors.

SHAREHOLDER/BOARD MINUTES

1.20 Three certified copies of the minutes of a meeting of the members of the Company giving effect to the capital reorganisation described in paragraph 4 of Part VIII of the Admission Document.

1.21 Three certified copies of the minutes of a meeting of the Board at which:

                  1.21.1   this   agreement  and  all  related   documents  were
                           approved and execution of them was authorised;

                  1.21.2 the form of the Admission Document was approved and publication of it and other documents connected with the Placing was authorised;

                  1.21.3 the making of an application for Admission was approved;

                  1.21.4 all other steps to be taken by the Company in connection with the Placing were authorised.

MISCELLANEOUS AGREEMENTS

1.22 Certified copies of each of the documents stated in the Admission Document as being available for inspection.

1.23     Three certified copies of the Registrar's Agreement.

1.24 Two original counterparts of a nominated adviser and broker agreement duly executed by the Company and the Directors.

1.25 Two original counterparts of the Share Exchange Agreement duly executed by the Company and TDYT.

1.26 Two original counterparts of the Relationship Agreement duly executed by the Company, TDYT and the TDYT Directors.

1.27     The letter agreement referred to in clause 4.2.9 of this Agreement.

2. BY 3.00 P.M. ON THE DAY PRIOR TO ADMISSION

         Three certified copies of the minutes of a meeting of the Directors and/or a duly authorised committee of the Directors at which:

                  2.1.1 the Subscription Shares were conditionally allotted in accordance with clause 11.1 of this agreement;

                  2.1.2 it was confirmed that the Company was not aware of any circumstances giving rise to or likely to give rise to a right for DDCF to terminate its obligations under this agreement pursuant to clause 17.1 in accordance with its provisions and each Director was authorised to sign and deliver to DDCF the certificate referred to in clause 4.2.5 of this agreement;

                  2.1.3 it was noted that no requirement had arisen for a Supplementary Admission Document to be issued in accordance with the AIM Rules.

2.2 The legal opinion letter addressed to the Company, DDCF and DDCM signed by Seyfarth Shaw LLP.

2.3 Such other information as DDCF shall reasonably request of satisfaction of each of the Conditions.

3.       BY 12 NOON ON THE BUSINESS DAY FOLLOWING ADMISSION BECOMING EFFECTIVE

         If relevant, a statement of the number of securities which were in fact issued and, where different from the number which were the subject of the application for Admission, the aggregate number of securities of that class in issue.

EXECUTED and DELIVERED              )
as a Deed by TURBOTEC PRODUCTS      )        /s/ ...............................
PLC acting by two directors or a    )
director and the secretary          )        /s/ ...............................





EXECUTED and DELIVERED              )
as a Deed by SUNIL RAINA            )
in the presence of                  )        /s/ ...............................




Name: .......................................
Address: ....................................

Occupation: .................................


EXECUTED and DELIVERED              )
as a Deed by ROBERT IRA             )
LIEBERMAN                           )
in the presence of                  )        /s/ ...............................




Name: .......................................
Address: ....................................

Occupation: .................................

EXECUTED and DELIVERED              )
as a Deed by ANTHONY CHARLES        )
MIRABELLA                           )
in the presence of                  )        /s/ ...............................


Name: .......................................

Address: ....................................

Occupation: .................................

EXECUTED and DELIVERED              )
as a Deed by THERMODYNETICS, INC.   )
acting by:                          )

                                             THERMODYNETICS, INC.

                                             By: /s/ ...........................

                                                 ROBERT A. LERMAN
                                                 PRESIDENT





EXECUTED and DELIVERED              )
as a Deed by DAWNAY, DAY            )        /s/ ...............................
CORPORATE FINANCE LIMITED           )
acting by two directors or a        )
director and the secretary          )        /s/ ...............................












EXECUTED and DELIVERED              )
as a Deed by DAWNAY, DAY CAPITAL    )        /s/ ...............................
MARKETS (A DIVISION OF DAWNAY,      )
DAY BROKERS LIMITED) acting by      )
two directors or a director and the )
secretary                           )        /s/ ...............................

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